   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1996

                                                               FILE NO. 33-43133
                                                               FILE NO. 811-6422
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

                       PRE-EFFECTIVE AMENDMENT NO.                  [ ]

                         POST-EFFECTIVE AMENDMENT NO. 7             [X]


    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]


                                AMENDMENT NO. 8                     [X]


                        AON ASSET MANAGEMENT FUND, INC.
                           (EXACT NAME OF REGISTRANT)

                             123 NORTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                 REGISTRANT'S TELEPHONE NUMBER: 1-800-866-3555

                                 JOHN J. PALMER
                                   PRESIDENT
                        AON ASSET MANAGEMENT FUND, INC.
                             6610 WEST BROAD STREET
                            RICHMOND, VIRGINIA 23230
               (NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

                                    COPY TO:

                            STEPHEN E. ROTH, ESQUIRE
                          SUTHERLAND, ASBILL & BRENNAN
                         1275 PENNSYLVANIA AVENUE, N.W.
                          WASHINGTON, D.C. 20004-2404
                            ------------------------

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:

               immediately upon filing pursuant to paragraph (b) of Rule 485

          X   on March 1, 1996 pursuant to paragraph (b) of Rule 485

               60 days after filing pursuant to paragraph (a) of Rule 485
               on        Date       pursuant to paragraph (a) of Rule 485
               75 days after filing pursuant to paragraph (a)(ii) of Rule 485
               on        Date       pursuant to paragraph (a)(ii) of Rule 485


PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. THE REGISTRANT FILED A RULE 24f-2 NOTICE FOR ITS FISCAL YEAR ENDING OCTOBER 31, 1995 ON DECEMBER 29, 1995.


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

                        AON ASSET MANAGEMENT FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

  N-1A
ITEM NO.                                                                  CAPTION
--------                                                   -------------------------------------
                                             PART A
                              INFORMATION REQUIRED IN A PROSPECTUS
                             PROSPECTUS FOR MONEY MARKET PORTFOLIO
    1.     Cover Page...................................   Cover Page
    2.     Synopsis.....................................   Expenses
    3.     Condensed Financial Information..............   Condensed Financial Information
    4.     General Description of Registrant............   Organization and Classification;
                                                           Investment Objective and Policies;
    5.     Management of the Fund.......................   Management of the Fund
    5A     Management's Discussion of Performance.......   Not Applicable
    6.     Capital Stock and Other Securities...........   Additional Information
    7.     Purchase of Securities Being Offered.........   Purchase of Shares
    8.     Redemption or Repurchase.....................   Redemption of Shares
    9.     Pending Legal Proceedings....................   Additional Information

                        AON ASSET MANAGEMENT FUND, INC.
                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

  N-1A
ITEM NO.                                                                  CAPTION
--------                                                   -------------------------------------
                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

              PROSPECTUS FOR FLEXIBLE ASSET ALLOCATION PORTFOLIO

    1.     Cover Page...................................   Cover Page
    2.     Synopsis.....................................   Expenses
    3.     Condensed Financial Information..............   Condensed Financial Information
    4.     General Description of Registrant............   Organization and Classification;
                                                           Investment Objective and Policies
    5.     Management of the Fund.......................   Management of the Fund
    5A     Management's Discussion of Performance.......   Not Applicable
    6.     Capital Stock and Other Securities ..........   Additional Information
    7.     Purchase of Securities Being Offered.........   Purchase of Shares; Distribution of
                                                           Shares
    8.     Redemption or Repurchase.....................   Redemption of Shares
    9.     Pending Legal Proceedings....................   Legal Matters

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

   10.     Cover Page...................................   Cover Page
   11.     Table of Contents............................   Table of Contents
   12.     General Information and History..............   General Information; Additional
                                                           Information
   13.     Investment Objectives and Policies...........   Money Market Portfolio Investments,
                                                           etc.; Flexible Asset Allocation
                                                           Portfolio Investments, etc.;
                                                           Portfolio Turnover; Risks of
                                                           Investing in Lower Quality Debt;
   14.     Management of the Registrant.................   Management of the Fund;
   15.     Control Persons and Principal Holders of
             Securities.................................   Additional Information
   16.     Investment Advisory and Other Services.......   Management of the Fund;
   17.     Brokerage Allocation and Other Practices.....   Portfolio Transactions and Brokerage
   18.     Capital Stock and Other Securities...........   Additional Information
   19.     Purchase, Redemption and Pricing of
             Securities Being Offered...................   Determination of Net Asset Value
   20.     Tax Status...................................   Dividends, Distributions and Taxes
                                                           (in the prospectuses)
   21.     Underwriters.................................   Distribution of Shares (in the
                                                           prospectuses); Distribution Plan for
                                                           Flexible Asset Allocation Portfolio
   22.     Calculation of Performance Data..............   Yields (in the Money Market Portfolio
                                                           Prospectus)
   23.     Financial Statements.........................   Financial Statements

                                     PART C
                               OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS

                        AON ASSET MANAGEMENT FUND, INC.

                             123 NORTH WACKER DRIVE


                            CHICAGO, ILLINOIS 60606


                             MONEY MARKET PORTFOLIO

             DISTRIBUTOR -- FORTH FINANCIAL SECURITIES CORPORATION
                                 (804) 281-6049

     Aon Asset Management Fund, Inc. (the "Fund") is an open-end management investment company consisting of two separate investment portfolios, each of which is, in effect, a separate fund (commonly known as a mutual fund) with its own investment objective and policies. The Fund issues a separate series of capital stock for each investment portfolio. THIS PROSPECTUS DESCRIBES THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO") OF THE FUND.

     The investment objective of the Portfolio is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. To achieve this objective, the Portfolio invests in a portfolio of high-quality, short-term money market instruments. There can be no assurance the Portfolio's objective will be achieved.

     Shares in the Portfolio are distributed, without sales charge, through Forth Financial Securities Corporation, a wholly-owned subsidiary of Forth Financial Resources, Ltd. ("FFRL"). FFRL is a wholly-owned subsidiary of Aon Corporation, a New York Stock Exchange-listed company. Aon Advisors, Inc., also a wholly-owned subsidiary of Aon Corporation, serves as investment advisor to the Portfolio. Aon Corporation and its subsidiary companies may, by virtue of their shareholder interests in the Portfolio at any particular date, be considered to be controlling persons of the Portfolio or the Fund and may be able to cast a deciding vote on all matters submitted to a vote of the Portfolio's or the Fund's shareholders.


     On December 26, 1995, Aon Corporation announced that it had agreed to sell all of the stock of FFRL to General Electric Capital Corporation. The sale is expected to close in the first half of 1996. For more information, see "Distribution of Shares" herein.



     This Prospectus sets forth concisely information about the Portfolio and the Fund that investors should know before investing. The Prospectus should be read by investors and retained for future reference. More detailed information about the Portfolio and the Fund is contained in a Statement of Additional Information, dated March 1, 1996 that has been filed by the Fund with the Securities and Exchange Commission and incorporated by reference into this Prospectus. Copies of the Statement of Additional Information may be obtained without charge by calling or writing the Fund at the telephone number or address set forth above.


     AN INVESTMENT IN THE PORTFOLIO IS NOT GUARANTEED OR INSURED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE OF $1.00.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 MARCH 1, 1996

                        AON ASSET MANAGEMENT FUND, INC.

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISOR, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Expenses..............................................................................     3
Condensed Financial Information.......................................................     4
Organization and Classification.......................................................     4
Yield Information.....................................................................     4
Investment Objective and Policies.....................................................     5
Standards Applicable to All Investments...............................................     6
Risks.................................................................................     6
Investment Restrictions...............................................................     7
Management of the Fund................................................................     8
     Board of Directors...............................................................     8
     Investment Advisor...............................................................     8
Distribution of Shares................................................................    10
Net Asset Value.......................................................................    10
Purchase of Shares....................................................................    11
Redemption of Shares..................................................................    12
     Regular Redemption...............................................................    12
     Telephone Redemption.............................................................    12
     Check Redemption.................................................................    13
     Other Redemption Information.....................................................    14
Additional Services to Investors......................................................    14
     Automatic Investment Program.....................................................    14
     Exchange Privilege...............................................................    14
     Systematic Withdrawal Plan.......................................................    15
Dividends, Distributions, and Taxes...................................................    15
Additional Information................................................................    16
     Capital Stock and Voting.........................................................    16

                                    EXPENSES


        SHAREHOLDER TRANSACTION EXPENSES
             Exchange Fee....................................................   $5.00
        ANNUAL PORTFOLIO OPERATING EXPENSES
          (as a percentage of average net assets)
             Investment Advisory Fees........................................   0.35%
             Other Expenses..................................................   0.04%
             Total Operating Expenses........................................   0.39%


     EXAMPLE -- The table below shows the amount of expenses a shareholder would pay on a $1,000 investment, assuming a 5% annual return and the expense levels shown in the table above. The 5% annual return is a standardized rate prescribed for the purpose of the example, and does not represent past or future return of the Portfolio.


                                      1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                      -------     -------     -------     --------
Expenses...........................    $1.40       $4.62       $8.49       $21.59


     The purpose of the preceding table is to assist investors in understanding the various costs and expenses an investor in the Portfolio will bear. All expenses are borne directly or indirectly by shareholders. (For more information about Fund expenses, see "Investment Advisor", p. 9.)

     Since the Portfolio began operations, Aon Advisors, Inc. ("AAI") has waived collection of 0.25% of the 0.35% investment advisory fee, resulting in an investment advisory fee of 0.10% of the Portfolio's average daily net assets during this period. AAI has agreed to continue waiving this portion of the investment advisory fee for the indefinite future. In addition, if in any fiscal year the aggregate expenses of the Portfolio, including the investment advisory fee (but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceed 1.0% of the value of the Portfolio's average daily net assets, AAI has agreed to reimburse the Portfolio for such excess.

     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION
                              FINANCIAL HIGHLIGHTS

     The information below has been derived from audited financial statements and should be read in conjunction with the financial statements of the Fund found in its annual report.


     Years ended October 31, 1995, October 31, 1994 and October 31, 1993, and for the period from January 23, 1992 (commencement of operations) to October 31, 1992.



                                            1995            1994            1993            1992
                                        ------------    ------------    ------------    ------------
Net Asset Value at beginning of
  period.............................          $1.00           $1.00           $1.00           $1.00
     Investment income...............            .06             .04             .03             .03
     Expenses........................              *               *               *               *
                                               -----           -----           -----           -----
     Net investment income...........            .06             .04             .03             .03
     Net realized gains (losses) on
       investments...................              *               *               *               *
     Dividends paid to shareholders
       from:.........................           (.06)           (.04)           (.03)           (.03)
          Net investment income......              *               *               *               *
                                               -----           -----           -----           -----
          Net realized gains
            (losses).................           (.06)           (.04)           (.03)           (.03)
Net asset value at end of period.....          $1.00           $1.00           $1.00           $1.00
                                               -----           -----           -----           -----
                                               -----           -----           -----           -----
Total Return.........................          5.79%           3.73%           3.10%        ***3.57%
Ratios:
     Ratio of expenses to average net
       assets**......................          0.14%           0.15%           0.17%        ***0.25%
     Ratio of net investment income
       to average net assets**.......          5.79%           3.73%           3.10%        ***3.57%
Net assets at end of period..........   $420,093,633    $410,912,278    $412,067,947    $399,075,531


---------------
  * Less than $.01 per share.

 ** The AAI has agreed for the first four years of the Portfolio's operations to waive a portion of its advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .39% and 5.54% for 1995, .40% and 3.48% for 1994, .42% and 2.85% for 1993 and .50% and 3.32% for 1992, respectively.

*** Determined on an annualized basis.

                        ORGANIZATION AND CLASSIFICATION

     The Fund was incorporated under the laws of the Commonwealth of Virginia on August 21, 1991, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund is organized as a series type company with two classes or series of capital stock, each representing an interest in one of the two investment portfolios. Stock issued with respect to either portfolio (including stock of the Portfolio) represents a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each investment portfolio (including the Portfolio) bears its own expenses and other liabilities and also its proportionate share of the Fund's general liabilities. In other respects, the Fund is treated as a single entity. The Portfolio is diversified as that term is defined in the 1940 Act.

                               YIELD INFORMATION

     The Fund may advertise from time to time the "yield" and "effective yield" of the Portfolio. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income

t). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     For information as to current yield, please call (800) 338-1579 or, in the Milwaukee area, (414) 765-4124.

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Portfolio is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. There is no assurance that the Portfolio's investment objective will be achieved. The Portfolio's investment objective is fundamental and may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities.

     The Portfolio will seek to achieve its objective by investing in a portfolio consisting of the following types of money market instruments:

          (1) United States Government Securities -- obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. These obligations may include instruments that are supported by the full faith and credit of the United States (such as Treasury bills, notes, and bonds, and obligations issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks); instruments that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); and instruments that are supported only by the credit of the instrumentality (such as securities issued by the Federal Farm Credit Banks, the Student Loan Marketing Association, and the Federal Home Loan Mortgage Corporation).

          (2) Certificates of deposit and time deposits issued by U.S. banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion. Certificates of deposit ("CDs") are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a stated interest rate. (If AAI determines that a CD is not readily marketable, or is otherwise illiquid, the CD will be included in the 10% limit on illiquid investments described in "Investment Restrictions" (item (j), p. 8.)

          (3) Repurchase agreements with (i) banks or (ii) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

             A) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

             B) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

             C) the maturity of the repurchase agreement does not exceed 30 days.

          (4) Commercial paper, which consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

     Securities in which the Portfolio invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk, and more fluctuation in market value.

                    STANDARDS APPLICABLE TO ALL INVESTMENTS

     The Portfolio will only invest in instruments denominated in U.S. dollars that AAI, under the supervision of the Board of Directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:

          1. rated in the highest rating category by at least two nationally recognized statistical rating organizations as defined under Rule 2a-7, as amended, under the 1940 Act (an "NRSRO"), or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

          2. in the case of an unrated instrument, determined by AAI under the supervision of the Board of Directors to be of comparable quality to the above; or

          3. issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.

     All of the Portfolio's money market instruments will mature in 13 months or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable. By restricting the maturity of its investments, the Portfolio seeks to limit changes in the value of its assets resulting from market factors and thereby maintain a constant net asset value of $1.00 per share. See "Net Asset Value."

                                     RISKS

     The Portfolio only invests in instruments that are deemed to present minimal credit risks (see "Standards Applicable to All Investments," p. 6); however, instruments in which the Portfolio invests will vary in terms of relative credit risk. (For example, commercial paper presents relatively greater credit risk than obligations issued or guaranteed by the U.S. Government). A money market instrument held by the Portfolio is subject to the ability of the issuer of the instrument to make payment at maturity. An investment in the Portfolio is not guaranteed or insured by the U.S. Government.

     Money market instruments are securities with relatively short maturities and consequently their value remains relatively stable. However, money market instruments are sensitive to short-term interest rates such as those charged by Federal Reserve Banks to member banks and the interest rates for U.S. Treasury obligations. As a result of the interest rate sensitivity of these instruments, the value of the portfolio securities will generally increase when interest rates decline, and decrease when they rise. Thus, if interest rates increase after a security is purchased, that security, if sold, might be sold at less than cost.

     If, because of a decline in interest rates, money market securities should become relatively less attractive in relation to other investments, the Portfolio could experience a large number of redemptions. Substantial redemptions of Portfolio shares could require the sale of portfolio investments at a time when a sale might not be desirable. Although the Portfolio does not expect that such redemptions alone would result in decreases in net asset value per share, there can be no assurance that the net asset value of the shares redeemed will be equal to or greater than the purchase price of the shares.

     Repurchase agreements are arrangements involving the purchase by the Portfolio of money market instruments that the Portfolio is qualified to purchase and the simultaneous agreement to resell the same instruments back to the seller at an agreed upon price on demand or at a specified future date. Repurchase agreements entered into by the Portfolio will be with Banks or primary government securities dealers. The yield to the Portfolio on a repurchase agreement is determined by the difference between the Portfolio's purchase price of the underlying obligation, and the price at which the obligation is "repurchased" by the bank or dealer.

     The risks associated with repurchase agreements include: (i) if the seller defaults on its obligation to repurchase the instrument, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement declines or the Portfolio may incur disposition costs in connection with liquidating the collateral; and (ii) if bankruptcy proceedings are commenced with respect to the seller of the instrument, liquidation of the collateral by the Portfolio may be delayed or limited. Accordingly, the Portfolio will only enter into repurchase agreements that present minimal credit risks and otherwise meet the "Standards Applicable to All Investments" (see p.
6), and that are with sellers not perceived to present a serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. Repurchase agreements with maturities of greater than seven days are generally not negotiable, and therefore are not regarded as liquid investments. Such repurchase agreements may also be subject to greater risks than repurchase agreements of shorter maturities in that (i) the seller may experience a decrease in credit quality during the term of the repurchase agreement, and (ii) the value of the collateral may decline due to somewhat higher interest rates.

     The Portfolio may invest in U.S. dollar-denominated foreign securities, provided that such instruments meet the "Standards Applicable to All Investments" (see p. 6). Foreign money market instruments are subject to risks similar to those affecting domestic money market instruments. Foreign money market instruments are subject to additional risks, such as international economic and political developments, foreign governmental restrictions that may adversely affect the payment of principal or interest, foreign withholding or other taxes on interest income, difficulties in obtaining or enforcing a judgment against the issuer, expropriation or nationalization of foreign issuers, the extent and quality of government regulation of financial markets and institutions, and the possible impact of interruptions in the flow of international currency transactions. These factors, along with the liquidity of proposed foreign investments (including the availability of an active domestic market) is carefully considered by AAI in selecting any foreign investments for the Portfolio. For more information, see "Foreign Securities" in the Statement of Additional Information.

     Aon Corporation, along with its wholly-owned subsidiaries, is expected to own a substantial percentage of the outstanding shares of the Portfolio. Aon Corporation and its subsidiaries may withdraw all or any portion of their investment in the Portfolio at any time. A redemption of a significant percentage of the Portfolio's shares could have an adverse impact on the Portfolio by requiring AAI to sell assets of the Portfolio prematurely, or to hold assets in cash or cash items in anticipation of a redemption request. However, management of the Portfolio believes that the Portfolio and its shareholders will benefit from the substantial investments of Aon Corporation and its subsidiaries in shares of the Portfolio as a result of the economies of scale available to a larger company.

                            INVESTMENT RESTRICTIONS

     The Portfolio has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities. The "affirmative vote of the holders of a majority of the Portfolio's outstanding securities" means the vote of: (a) 67% or more of the capital stock of the Portfolio present or represented by proxy at a meeting of such shareholders, if more than 50% of the Portfolio's shareholders are present in person or by proxy at such meeting, or (b) more than 50% of the outstanding capital stock of the Portfolio, whichever is less. Pursuant to the Portfolio's fundamental investment restrictions, the Portfolio may not:

          (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Portfolio's total assets might be deemed to constitute senior securities under the 1940
     Act);

          (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

          (c) purchase any securities on margin (except that, subject to the borrowing limitation in (h), the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities), or make short sales of securities or maintain a short position;

          (d) underwrite securities of other issuers (except insofar as the Fund might be deemed to be an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Portfolio);

          (e) invest more than 25% of the value of its total assets in securities of issuers having their principal activity in any particular industry, other than United States Government Securities, as defined in
     Section 2(a)(16) of the 1940 Act;

          (f) invest more than 5% of the value of the Portfolio's total assets in, or invest in more than 10% of the outstanding voting securities of, any one issuer, except that this restriction does not apply to investments in United States Government Securities;

          (g) make loans, except that the Portfolio may enter into repurchase agreements as described under "Investment Objective and Policies," p. 5, and the Portfolio may lend its portfolio securities, but not in amounts in excess of 5% of the value of its net assets;

          (h) borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made, and the Portfolio will not make additional investments during any period that borrowings exceed 5% of the value of the Portfolio's total assets;

          (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (c) and (h);

          (j) enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Portfolio's total assets would be invested in such repurchase agreements and any other assets which are either illiquid or are not readily marketable;

          (k) invest in time deposits maturing in more than seven days; in addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Portfolio's total assets; and

          (l) purchase or sell interests in oil, gas, or other mineral explorations or development programs, commodities, or commodity contracts, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above, provided such securities are money market instruments in which the Portfolio is otherwise permitted to invest.

     See the Statement of Additional Information for further discussion of the Portfolios investment restrictions. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Portfolio's total assets resulting from a change in portfolio values or assets will not constitute a violation of the percentage restriction.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS


     The Fund has a Board of Directors elected by the shareholders. A majority of the Directors are not affiliated with AAI, FFSC, FFRL or Aon Corporation or their affiliates. The Board of Directors is responsible for the overall management of the Fund, including reviewing the results of the investment portfolios, monitoring investment activities and practices, and receiving and acting upon future plans for the Fund.


INVESTMENT ADVISOR


     Aon Advisors, Inc. ("AAI"), a Virginia corporation with offices at 123 North Wacker Drive, Chicago, Illinois 60606, serves as investment advisor of the Portfolio under the oversight and supervision of the Board of Directors of the Fund, and pursuant to an investment advisory agreement ("Advisory Agreement") dated

January 27, 1994. AAI, which is registered as an investment advisor under the Investment Advisers Act of 1940, is a wholly-owned subsidiary of Aon Corporation, a holding company whose common stock is listed for trading on the New York Stock Exchange.



     As of October 31, 1995, Mr. Patrick G. Ryan, President and Chief Executive Officer of Aon Corporation, owned directly and beneficially 13,500,000 shares (12.5%) of the outstanding common stock of Aon Corporation.


     In addition to the Fund, AAI provides investment advice and management to Aon Corporation and its subsidiaries and affiliates. It also provides investment advice and management to Life of Virginia Series Fund, Inc., a registered investment company, and the Flexible Asset Allocation Portfolio of the Fund. The total staff of AAI as of October 31, 1995, consisted of 29 individuals, including five executive directors and fourteen portfolio managers. Assets under management include equity securities, fixed income securities and real estate. As of October 31, 1995, the aggregate assets under AAI's management were $12 billion.

     Pursuant to the Advisory Agreement, AAI manages the investment and reinvestment of the assets of the Portfolio, in accordance with the Portfolio's investment objective and management policies described above. The Portfolio pays AAI monthly compensation in the form of an investment advisory fee. This fee is accrued daily and is equal to an annual rate of .35% of the average daily net assets of the Portfolio. Since the Portfolio began operations, AAI has waived collection of .25% of the .35% investment advisory fee, resulting in an investment advisory fee of .10% of the Portfolio's average daily net assets. AAI has agreed to continue waiving this portion of the investment advisory fee for the indefinite future.

     Under the Advisory Agreement, AAI is also required, at its own expense, to:

          (a) supply internal auditing and internal legal services; (b) supply stationery and office supplies; (c) prepare reports to shareholders and the Board of Directors; (d) prepare tax returns; (e) prepare reports to and filings with the SEC and State Blue Sky authorities; (f) at the Fund's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (g) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Fund with a third party); and (h) furnish persons satisfactory to the Fund to respond during normal business hours to in-person, written, and telephone requests for assistance and information from shareholders of the Portfolio, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the Fund's shareholder records.

     In order to fulfill its obligation to provide these services, AAI has entered into an Administration Agreement with Forth Financial Securities Corporation ("FFSC"), the Fund's distributor, and the Fund, under which FFSC furnishes substantially all such services for an annual fee of $25,000 plus .05% of the Fund's average daily net assets. This fee is borne by AAI, and not by the Portfolio or the Fund.


     As described below in "Distribution of Shares," Aon Corporation has agreed to sell FFRL, the parent of FFSC. Pursuant to the 1940 Act and the terms of the Administration Agreement, a change in control of FFSC also will result in a technical assignment and the termination of the Administration Agreement. It is anticipated that, after the sale, either AAI will perform these administrative tasks for the Fund directly or that the Fund's Board of Directors will approve arrangements with another party to perform such administrative services. In the latter event, such other party may or may not be an affiliate of AAI or Aon Corporation. It is also possible that, in connection with new arrangements for administrative services, the Fund's Board of Directors might approve a new or revised investment management agreement for the Fund with AAI. If a new or revised investment management agreement is approved by the directors, approval of such agreement will also be sought from the Fund's shareholders.

     The Portfolio is responsible for all other expenses, including:

          (a) taxes and fees payable by the Fund or the Portfolio to federal, state, or other government agencies; (b) brokerage fees and commissions, and issue and transfer taxes; (c) interest; (d) Board of Directors meeting attendance fees and expenses of directors of the Fund who are not directors, officers or employees of AAI, FFSC, or of any affiliated person (other than a registered investment company) of AAI or FFSC; (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (f) the charges and expenses for custodial, paying agent, transfer agent, dividend agent and accounting agent services; (g) outside legal fees and expenses in connection with the affairs of the Portfolio or the Fund including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (h) charges and expenses of independent auditors; (i) costs of meetings of shareholders and directors of the Fund; (j) costs of maintenance of corporate existence; (k) insurance premiums; (l) investment advisory fees; (m) costs and fees associated with printing and delivering registration statements, stockholders' reports and proxy statements; (n) costs and fees associated with delivering reports to and filings with the SEC and State Blue Sky authorities; (o) costs relating to administration of the Fund's general operations; (p) costs relating to the Fund's own employees, if any; and (q) costs of preparing, printing, and delivering the Portfolio's prospectus to existing shareholders.

     If in any fiscal year the aggregate expenses of the Portfolio (including the investment advisory fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceed 1.0% of the Portfolio's average daily net assets, AAI has agreed to reimburse the Portfolio for such excess.

                             DISTRIBUTION OF SHARES

     The Fund has entered into a Distribution Agreement with Forth Financial Securities Corporation ("FFSC"), 6610 West Broad Street, Richmond, Virginia 23230, a wholly-owned subsidiary of Forth Financial Resources, Ltd. ("FFRL"), which is in turn a wholly-owned subsidiary of Aon Corporation, under which FFSC will act as principal underwriter of the shares of the Portfolio. Mr. John J. Palmer, president of the Fund, and Mr. Scott R. Reeks, treasurer of the Fund, are both affiliated with FFSC. FFSC has agreed to use its best efforts, consistent with its other business, to sell shares of the Portfolio and to pay all expenses relating to selling and distributing the Portfolio's shares, including preparing, printing, and mailing sales material. The Fund and the Portfolio pays no compensation to FFSC for services performed by FFSC under the Distribution Agreement. AAI may, in its discretion, reimburse FFSC for certain expenses it may incur in connection with the distribution of the Portfolio's shares. Such reimbursement shall be made out of AAI's own resources (including, but not limited to, AAI's profit under the Advisory Agreement). The Portfolio's shares are continuously offered.


     On December 26, 1995, Aon Corporation announced that it had agreed to sell all of the stock of FFRL to General Electric Capital Corporation. The sale is expected to close in the first half of 1996. Pursuant to the terms of the Distribution Agreement, a change in control of FFSC will result in a technical assignment and the termination of the Distribution Agreement. Prior to the sale of FFSC, the Fund's Board of Directors will either renew the Distribution Agreement with FFSC or make new arrangements for the distribution of the Fund's shares. It is currently anticipated that such arrangements would entail entering into a new distribution agreement with a new principal underwriter and not FFSC. The new principal underwriter may be an affiliate of AAI or Aon Corporation.


                                NET ASSET VALUE

     The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open for trading as well as on Good Friday, except that shares of the Portfolio may not be purchased or redeemed, and shares of the Portfolio will not be priced, on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The net asset value of the Portfolio's shares for purposes of pricing orders for purchase and redemption of shares is determined as of 1:30 p.m. (Central Time) on each day that the Fund is open for business. Net asset value per share is calculated for purchases and redemptions by dividing the value of all securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the number of the Portfolio's outstanding shares.

     The Fund intends to use its best efforts to maintain the net asset value of the Portfolio at $1.00 per share although it cannot assure that it will be able to do so on a continuous basis. The Portfolio's net asset value is computed using the amortized cost method to value its portfolio securities. A more detailed description of net asset value computation and amortized cost method, is contained in the Statement of Additional Information.

                               PURCHASE OF SHARES

     Shares of the Portfolio are offered and sold on a continuous basis without a sales charge at the net asset value per share next calculated after a purchase order is received and accepted. Initial investments may only be made by submitting a completed Account Application as described below. Subsequent purchase orders may be placed by submitting orders to the transfer agent (Firstar Trust Company). The minimum initial investment for shares of the Portfolio is $1,000, and subsequent investments must be at least $100. The minimum purchase requirements do not apply to reinvested dividends. The minimum initial investment and subsequent investment amounts may be less than the foregoing for full time staff employees of Aon Corporation and its subsidiaries.

     Investors desiring to purchase shares of the Portfolio may obtain an Account Application from FFSC. The Application should be completed and mailed, together with a check or money order (payable to Aon Asset Management Fund, Inc.), to the Fund, at 6610 West Broad Street, Richmond, Virginia 23230. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Portfolio may be made at any time by sending to Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53261-0701, a check or money order payable to the Fund as shown above, along with either (a) the detachable form that regularly accompanies the confirmation of a prior transaction, or (b) a letter stating the amount of the investment, the name of the Portfolio and the account number in which the investment is to be made. A $15 fee will be imposed by the transfer agent if any check deposited on behalf of the Fund does not clear, and the investor involved will be responsible for any loss incurred by the Fund or the Portfolio.

     An investor may also purchase shares by directing his bank to transmit immediately available funds by wire in the amount of the purchase price to:

                         Firstar Bank, Milwaukee, N.A.
                        Account of Firstar Trust Company
                                ABA #0750-00022
                       For credit to Account #112-952-137
                            777 E. Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                  For further credit to Account # 60-245-0000
           Aon Asset Management Fund, Inc. -- Money Market Portfolio
          [the investor's account number and the title of the account]

     When making an initial wire purchase, please call FFSC at (804) 281-6049 with the appropriate account information prior to sending the wire. Investors making initial investments by wire must promptly complete an Account Application and forward it to FFSC. Amounts redeemed pursuant to redemption requests received before the completed Application has been received and accepted by the transfer agent will not be paid until the completed Application has been received and accepted by FFSC.

     Subsequent purchase orders are accepted by the transfer agent at its Milwaukee office. The transfer agent will not accept an order from securities dealers or financial institutions unless the dealer or institution undertakes to pay for the order in immediately available funds wired to the transfer agent by the close of business the same day. The transfer agent will not accept an order from other investors unless they, at the time they place an order, have a creditworthy financial institution guarantee payment in immediately available funds wired to the transfer agent by the close of business the same day.

     Purchase orders that are received and accepted before 1:30 p.m. (Central
Time) on a business day will be executed at the price per Fund share calculated as of 1:30 p.m. (Central Time). Orders received and accepted after 1:30 p.m. (Central Time), will be executed at the price per Portfolio share calculated as of 1:30 p.m. on the next business day. Purchase orders received and accepted after the regular close of trading on the Exchange, or on non-business days, will be executed on the next business day, following receipt and acceptance of the purchase order by the transfer agent.

     The Fund will not accept payment in cash for the purchase of shares. Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. Applications without a Taxpayer Identification Number or an indication that a Number has been applied for will not be accepted. If a Number has been applied for, the Number must be provided and certified within 60 days of the date of the Application. See the Account Application for further information about this requirement.

     If the transfer agent receives and accepts a purchase order by 1:30 p.m. (Central Time) on a business day, the investor will receive the Portfolio dividend declared that day. If an order is received and accepted by the transfer agent after 1:30 p.m. (Central Time), an investor's shares will begin to accrue dividends on the following business day.

     The Fund reserves the right to reject any purchase order for any reason.

                              REDEMPTION OF SHARES

REGULAR REDEMPTION

     An investor may redeem shares in any amount by sending a written request to Aon Asset Management Fund, Inc. P.O. Box 701, Milwaukee, WI 53201-0701.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund. Do not send letters by overnight courier to the post office box address. Except as described below under "Telephone Redemption," redemption requests and correspondence sent to the Fund by overnight courier must be delivered to the offices of the transfer agent at 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202.

     Redemption requests must be signed by each owner of the shares to be redeemed, including each joint owner on redemption requests for joint accounts, in the exact manner as the share account is registered, and must state the amount of redemption and identify the shareholder account number and tax identification number. If the amount of the redemption request exceeds $5,000, or if the proceeds are to be sent elsewhere than the address of record, each signature must be guaranteed by either a commercial bank that is a member of the FDIC, a trust company, or a member firm of a national securities exchange. The transfer agent will not accept guarantees from notaries public, savings and loan associations, or savings banks. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm and "Signature Guaranteed" must appear with the signature. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

TELEPHONE REDEMPTION

     Currently, shareholders may redeem shares of the Portfolio by telephone. To redeem shares by telephone, an investor must check the appropriate box on the Account Application. Once this feature has been requested, shares may be redeemed by calling Investor Services at 1-800-338-1579, or in the Milwaukee area,

(414) 765-4124, and providing the account name, account number and amount of redemption. Proceeds of shares redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the transfer agent.

     If an investor redeems shares by telephone and requests wire payment, payment of the redemption proceeds will normally be made in federal funds on the same business day provided the redemption order is received by the transfer agent before 1:30 p.m. (Central Time). If a redemption order is received by the transfer agent after 1:30 p.m. (Central Time), or on a non-business day, payment for the redeemed shares will, at the investor's request, normally be wired in federal funds on the next business day. As stated, the transfer agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions subsequently received by the transfer agent, and only if the investor's bank is a commercial bank located within the United States. The transfer agent currently charges a $7.50 fee for each payment of redemption proceeds made by wire. The Fund's current policy is to pay this wire transfer fee to the transfer agent as an expense of the Portfolio, in order to facilitate shareholder redemptions. The Fund reserves the right, should its experience warrant it, to change this policy and to impose the wire transfer fee directly upon redeeming shareholders requesting wire transfers. In such event, the Fund will provide shareholders at least thirty days written notice of the policy change.

     In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to "Aon Asset Management Fund, Inc." at P.O. Box 701, Milwaukee, WI 53201-0701. The request must be signed by each shareholder of the account with the signatures guaranteed as described above. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.


     The Fund reserves the right to refuse a telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time. In addition, neither the Fund nor its transfer agent will be responsible for the authenticity of redemption instructions received by telephone. Nevertheless, the transfer agent has established certain reasonable procedures to confirm that instructions communicated by telephone are genuine (in the absence of such procedures the Fund or the transfer agent may be liable for any unauthorized or fraudulent instructions). Such procedures may include, among others, requiring forms of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions or transactions and/or tape recording telephone instructions. Thus, a shareholder would bear any losses resulting from unauthorized telephone redemption instructions with respect to the shareholder's account.


     During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described above under "Regular Redemption."

CHECK REDEMPTION

     An investor may request on the Account Application or by later written request that the Fund provide to the investor Redemption Checks ("Checks") which may be drawn on the Portfolio. Checks will be sent only to the registered owner(s) of Portfolio shares and only to the address of record. Checks may be made payable to the order of any person in the amount of $500 or more. Dividends are earned on amounts drawn until the Check clears the transfer agent. When a Check is presented to the transfer agent for payment, the transfer agent, as the investor's agent, will cause the Portfolio to redeem a sufficient number of the investor's shares to cover the amount of the Check. Checks will not be returned to shareholders after clearance. There is no charge to the investor for the use of the Checks; however, the transfer agent will impose a $15 charge for stopping payment of a Check upon the request of the investor, or if the transfer agent cannot honor a Check due to insufficient funds or other valid reason. Because dividends on the Portfolio accrue daily, Checks may not be used to close an account, as a small balance is likely to result.

OTHER REDEMPTION INFORMATION

     Share redemption requests are effected at the net asset value next determined after receipt of a request in proper form by the transfer agent. Shares for which redemption requests are received by the Fund's transfer agent in proper form before 1:30 p.m. (Central Time) on a business day will not receive the Portfolio dividend declared that day. If the request is received in proper form after 1:30 p.m. (Central Time), the shares to be redeemed will be credited with that day's dividend.

     The Fund ordinarily will make payment for redeemed shares within seven days after receipt by the transfer agent of a request in proper form, except as may be permitted by the SEC. Payment may be delayed (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists, as determined by the SEC, and it is not reasonably practicable for the Fund to dispose of its securities, or to determine the value of its net assets; or (iii) for other periods as permitted by the SEC for the protection of the Portfolio's shareholders.

     Shares purchased by check will not be redeemed until the check has cleared, which may take up to fifteen days. During the period prior to the time the shares are redeemed, dividends on such shares will accrue and be payable, and an investor will be entitled to exercise all other rights of beneficial ownership. An investor purchasing shares by wire must file an Account Application before payment is made on any redemption requests for shares purchased by wire.

     The Fund reserves the right to redeem involuntarily, upon not less than 30 days' notice, any shareholder account which is reduced as a result of a withdrawal by an investor to a value of less than $500.

                        ADDITIONAL SERVICES TO INVESTORS

AUTOMATIC INVESTMENT PROGRAM

     When opening an account, a shareholder may authorize deductions to be made from his or her personal checking account with a bank for investment each month or quarter in shares of the Portfolio in a minimum amount of $100. (This minimum may be less for full-time staff employees of Aon Corporation and its subsidiaries). There is no obligation to continue automatic investment program purchases, and the program may be terminated at any time by the shareholder, the Fund, or Firstar Trust Company. To initiate this program, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an application, see "Purchase of Shares."

EXCHANGE PRIVILEGE

     Shares of the Portfolio which have been registered in the shareholder's name for at least 15 days may be exchanged for shares of any other Aon Asset Management Fund, Inc. portfolio provided that the shares acquired in the exchange are qualified for sale in the jurisdiction of residence of the shareholder at the time of the exchange. Before initiating an exchange, the shareholder should obtain and carefully read the prospectus relating to the portfolio the shares of which are being acquired.

     Under the exchange privilege, each Aon Asset Management Fund, Inc. portfolio offers to exchange its shares for shares of another Aon Asset Management Fund, Inc. portfolio on the basis of relative net asset value per share. In order to exercise an exchange without further approval of the Fund, the shares being exchanged must have a net asset value of at least $1,000 but not more than $500,000.

     To elect the exchange privilege, the shareholder must check the appropriate box on the Account Application. To exercise the exchange privilege, the shareholder must contact the Transfer Agent in writing, or telephone the Transfer Agent (1-800-338-1579, or in the Milwaukee area, (414) 765-4124) and request the exchange. The shareholder will be charged $5.00 for each exchange resulting in a redemption out of the Portfolio. This charge will be deducted from the amount being exchanged.

     An exchange of shares is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor.

     The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any one calendar year, the Fund reserves the right to limit the number of exchanges in excess of four per year.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder who owns shares having a value of $7,500 or more may receive regular monthly, quarterly, or annual payments by arranging to redeem shares of the Portfolio on a regular basis under a Systematic Withdrawal Plan. Under such a Plan, a shareholder can elect fixed dollar monthly, quarterly, or annual payments of at least $100 each.

     Under this Withdrawal Plan, Portfolio dividends must be reinvested. All payments are made by redeeming shares, and when all the shares under a Systematic Withdrawal Plan have been redeemed, no more payments are made. A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund. To initiate this Plan, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an Application, see "Purchase of Shares."

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

     The Portfolio's net income is determined on each day that the Portfolio's net asset value is determined. Net income includes: (i) accrued interest and amortized discount on the portfolio investments of the Portfolio, plus or minus
(ii) realized gains and losses, and minus (iii) amortized premium and all accrued expenses of the Portfolio.

     The Portfolio's net income is determined immediately before the Portfolio's computation of net asset value at 1:30 p.m. (Central Time), and is declared as a dividend to shareholders of record at that time. Each month dividends are paid and are reinvested in additional shares of the Portfolio based on their net asset value on the payment date or, if a shareholder elects, paid in cash. A cash election may be made by notifying the transfer agent in writing of the election 10 days prior to the last business day of any month in which the election is to be effective, and will remain in effect until revoked by similar notice to the transfer agent. Shareholders who withdraw their entire account at any time during the month are paid all dividends accrued through the date of withdrawal, together with the proceeds of the withdrawal.

     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") in order to be relieved of payment of Federal income taxes on amounts distributed to shareholders. To do so, it must pay out substantially all of its net income, including any short-term capital gains.

     Income dividends (and distributions, if any, paid from short-term capital gains) will be taxable to shareholders at ordinary income rates under the Code. (Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.) The tax treatment of dividends and distributions is the same whether they are received in cash or reinvested in additional shares.

     Dividends and distributions may also be subject to state and local taxes. Interest on direct obligations of the U.S. and paid to individuals is not subject to tax in most states, and dividends and distributions of the Portfolio attributable to such interest may also be exempt from state taxes. Statements as to the percentage of dividends and distributions that is attributable to interest income from direct obligations of the U.S. will be mailed to each shareholder.

     Shareholders are urged to consult their tax advisors regarding taxation of investments in the Portfolio.

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND VOTING

     Each share of each class of stock has the same rights as the other shares of that class to dividends, to vote and to receive assets upon liquidation of the investment portfolio related to that class. Each fractional share has the same rights, in proportion, as a full share. When issued and paid for, shares of all classes are fully paid and nonassessable. Shareholders have no preemptive or conversion rights. Each shareholder is entitled to require the Fund to redeem, to the extent that it may lawfully effect such redemption under the laws of the State of Virginia, all or any part of his or her shares at the net asset value per share computed as described herein. Payment of the aggregate price may be made in cash or, at the option of the Fund, wholly or partly in such portfolio securities of the Portfolio as the Fund shall select.

     The Fund's bylaws provide that, unless otherwise required by the 1940 Act, it shall not be required to hold an annual meeting of its stockholders. The Fund intends to hold shareholder meetings only when required by law and at such times as may be deemed appropriate by its Board of Directors. In addition, if requested to do so by the holders of at least 10% of it's outstanding shares, the Fund will call a meeting of shareholders for the purpose of voting upon any question of removal of a director or directors, and it will assist in facilitating shareholder communications as required by Section 16(c) of the 1940 Act.

     Matters that affect all of the investment portfolios in an identical manner (such as the election of directors or ratification of the selection of independent accountants) will be voted on by all of the shareholders of the Fund. Matters that do not affect all of the investment portfolios or that affect different portfolios in different ways will be voted on separately by the shareholders of the class of stock relating to that investment portfolio. Matters requiring such separate shareholder voting on an investment portfolio by investment portfolio basis, shall have been effectively acted upon with respect to a portfolio (including the Portfolio) if a majority of the outstanding shares of the class related to that portfolio vote for approval or disapproval of that matter, notwithstanding that: (1) that matter has not been approved or disapproved by a majority of the outstanding shares of any other class of stock, or (2) the matter has not been approved or disapproved by a majority of the outstanding shares of all classes of the Fund's stock.

     Aon Corporation, along with its wholly-owned subsidiaries, owns, or is expected to own, a substantial percentage of the outstanding shares of the Portfolio. These shareholders will be affiliated persons of the Fund. Aon Corporation and its subsidiaries may be able to cast a deciding vote on matters submitted to a vote of shareholders, which may include proposed changes in the Portfolio's investment objective and fundamental investment restrictions and in terms of its Advisory Agreement.

                        Aon Asset Management Fund, Inc.
                             MONEY MARKET PORTFOLIO
                                 March 1, 1996


                               INVESTMENT ADVISOR
                               Aon Advisors, Inc.
                             123 North Wacker Drive
                            Chicago, Illinois 60606

                         ADMINISTRATOR AND DISTRIBUTOR
                     Forth Financial Securities Corporation
                             6610 West Broad Street
                            Richmond, Virginia 23230

                CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING AGENT
                             Firstar Trust Company
                      615 E. Michigan Street, Third Floor
                           Milwaukee, Wisconsin 53202


                              INDEPENDENT AUDITORS
                               Ernst & Young LLP
                                One James Center
                              901 East Cary Street
                                   Suite 1000
                               Richmond, VA 23219


                                 LEGAL COUNSEL
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004

                                   PROSPECTUS

                        AON ASSET MANAGEMENT FUND, INC.

                             123 NORTH WACKER DRIVE


                            CHICAGO, ILLINOIS 60606


                      FLEXIBLE ASSET ALLOCATION PORTFOLIO

             DISTRIBUTOR -- FORTH FINANCIAL SECURITIES CORPORATION
                                 (804) 281-6049

     Aon Asset Management Fund, Inc. (the "Fund") is an open-end management investment company consisting of two separate investment portfolios, each of which is in effect, a separate fund (commonly known as a "mutual fund") with its own investment objective and policies. The Fund issues a separate series of capital stock for each investment portfolio. THIS PROSPECTUS DESCRIBES THE FLEXIBLE ASSET ALLOCATION PORTFOLIO (THE "PORTFOLIO").

     The investment objective of the Aon Flexible Asset Allocation Portfolio is maximum total return on invested capital, to be derived from capital appreciation, dividends, and interest. It will pursue this objective by following a flexible asset allocation strategy that shifts among a wide range of investments and markets. Assets are invested in common stocks and bonds and money market instruments, the proportion of each being continuously determined by the investment adviser.

     Shares of the Portfolio are distributed, without a sales charge, through Forth Financial Securities Corporation, a wholly owned subsidiary of Forth Financial Resources, Ltd. ("FFRL"). FFRL is a wholly-owned subsidiary of Aon Corporation, a New York Stock Exchange-listed company. Aon Advisors, Inc., also a wholly-owned subsidiary of Aon Corporation, serves as investment advisor to the Portfolio. Aon Corporation and its subsidiary companies may, by virtue of their shareholder interests in the Portfolio at any particular date, be considered to be controlling persons of the Portfolio and may be able to cast a deciding vote on all matters submitted to a vote of the Portfolio's shareholders.


     On December 26, 1995, Aon Corporation announced that it had agreed to sell all of the stock of FFRL to General Electric Capital Corporation. The sale is expected to close in the first half of 1996. For more information, see "Distribution of Shares" herein.



     This prospectus concisely sets forth the information prospective investors should know about the Portfolio and the Fund before investing. Investors should retain this Prospectus for future reference. More detailed information about the portfolios is contained in a Statement of Additional Information, dated March 1, 1996 that has been filed by the Fund with the Securities and Exchange Commission and incorporated by reference into this Prospectus. The Statement of Additional Information is available free of charge from the Fund at the telephone number or address set forth above.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 MARCH 1, 1996

                        AON ASSET MANAGEMENT FUND, INC.

     NO DEALER, SALESMAN, OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE INVESTMENT ADVISOR, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                         ----
Expenses..............................................................................     3
Condensed Financial Information.......................................................     4
Organization and Classification.......................................................     4
Investment Objective and Policies.....................................................     4
Investment Practices..................................................................     6
     Loans of Portfolio Securities....................................................     6
     Covered Call Options.............................................................     6
     American Depository Receipts.....................................................     6
     Repurchase Agreements............................................................     7
     Fixed-Income Obligations.........................................................     8
     Short-Term Money Market Securities...............................................     9
Net Asset Value.......................................................................     9
Distribution of Shares................................................................     9
Purchase of Shares....................................................................    10
Redemption of Shares..................................................................    11
          Regular Redemption..........................................................    11
          Telephone Redemption........................................................    11
          Other Redemption Information................................................    12
Additional Services to Investors......................................................    13
          Automatic Investment Program................................................    13
          Exchange Privilege..........................................................    13
          Systematic Withdrawal Plan..................................................    13
Dividends, Distributions, and Taxes...................................................    13
Management of the Fund................................................................    14
     Board of Directors...............................................................    14
     Investment Advisor...............................................................    14
Additional Information................................................................    16
     Capital Stock and Voting Rights..................................................    16

                                    EXPENSES


        SHAREHOLDER TRANSACTION EXPENSES
             Exchange Fee....................................................   $5.00
        ANNUAL PORTFOLIO OPERATING EXPENSES
          (as a percentage of average net assets)
             Investment Advisory Fee.........................................   0.70%
             Other Expenses..................................................   0.26%
             Total Operating Expenses........................................   0.96%


     EXAMPLE -- The table below shows the amount of expenses a shareholder would pay on a $1,000 investment, assuming a 5% annual return and the expense levels shown in the table above. The 5% annual return is a standardized rate prescribed for the purpose of the example, and does not represent past or future return of the Portfolio.


                                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                      -------     --------     --------     ---------
Expenses...........................     $10         $ 31         $ 57         $ 143


     The purpose of the preceding table is to assist investors in understanding the various costs and expenses an investor in the Portfolio will bear. All expenses are borne directly or indirectly by shareholders. (For more information about Portfolio expenses, see "Investment Advisor", p. 15.)


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

                              FINANCIAL HIGHLIGHTS

     The information below has been derived from audited financial statements and should be read in conjunction with the financial statements of the Fund found in its annual report.


     For the year ended October 31, 1995 and the period from March 31, 1994 to October 31, 1994.



                                                                       1995           1994
                                                                    -----------    -----------
Net Asset Value at beginning of period...........................        $ 9.97         $10.00
     Investment income...........................................           .32            .25
     Expenses....................................................          (.08)          (.08)
                                                                         ------         ------
     Net investment income.......................................           .24            .17
     Net realized gains (losses) on investments..................           .66           (.05)
     Net unrealized appreciation (depreciation) on investments...          1.75            .06
                                                                         ------         ------
     Income from operations......................................          2.65            .18
     Dividends paid to shareholders from:
          Net investment income..................................          (.24)          (.16)
          Net realized loss......................................          (.34)          (.05)
                                                                         ------         ------
                                                                           (.58)          (.21)
                                                                         ------         ------
     (Decrease) in net asset value...............................          2.07           (.03)
     Net asset value at end of period............................        $12.04         $ 9.97
                                                                         ------         ------
                                                                         ------         ------
Total Return.....................................................        26.92%          1.84%*
Ratios:
     Ratio of operating expenses to average net assets...........         0.96%          1.25%**
     Ratio of net investment income to average net assets........         2.73%          2.63%*
     Portfolio turnover..........................................        95.17%         64.36%
Net assets at end of period......................................   $73,775,235    $10,189,125


---------------
 * Determined on an annualized basis.
** Determined on an annualized basis. The ratio of operating expenses to average net assets is after reimbursement of certain fees and expenses by Aon Advisors, Inc. (see note 4 to the Fund's financial statements). Had the reimbursements not been made, the ratio would have been 1.39%.

                        ORGANIZATION AND CLASSIFICATION

     The Fund was incorporated under the laws of the Commonwealth of Virginia on August 21, 1991, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund is organized as a series type company with two classes or series of capital stock each representing an interest in one of the two investment portfolios. Aon Advisor's, Inc ("AAI") is the investment advisor for the Portfolio. The Portfolio is diversified as that term is defined in the 1940 Act.

     Stock issued with respect to either portfolio (including the Portfolio) represents a pro-rata interest in the assets of that portfolio and has no interest in the assets of any other portfolio. Each investment portfolio (including the Portfolio) bears its own expenses and other liabilities and also its proportionate share of general liabilities of the Fund. In other respects, the Fund is treated as one corporate entity.

                       INVESTMENT OBJECTIVE AND POLICIES

     The Flexible Asset Allocation Portfolio has the investment objective of maximum total return on invested capital, to be derived from capital appreciation, dividends, and interest. There can be no assurance that this objective will be met. The investment objective of the Portfolio is fundamental and may not be changed without the approval of a majority of the Portfolio's outstanding voting shares. A majority means the lesser of (1) 67% of the Portfolio's outstanding shares present at a meeting of the Portfolio's shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Portfolio's outstanding shares. Any change in the investment objective may result in the Portfolio having an investment objective which is different from that which an investor deemed appropriate to his or her objectives at the time of investment.

     This Portfolio will pursue this objective by following a flexible asset allocation strategy that shifts among a wide range of investments and markets. The Portfolio will invest in common stocks, bonds, and money market instruments, the proportion of each being continuously determined by AAI (under the supervision of the Board of Directors). Total return consists of current income, including dividends, interest and discount accruals and realized and unrealized capital appreciation and/or realized and unrealized capital depreciation. This portfolio will invest in equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities, and warrants; debt securities of domestic and foreign issuers, including bonds, debentures, and notes; and short-term money market securities. The portfolio may also write covered call options in an effort to increase current income and for hedging purposes.

     Depending upon prevailing economic and market conditions, the Portfolio may at any given time be primarily comprised of equity securities (including debt securities convertible into equity securities), short-term money market securities, corporate bonds and other debt securities, or any combination thereof. For example, during periods when AAI believes that the overall return on equity securities will exceed the return on debt securities, the Portfolio may be fully or substantially invested in equity securities. In contrast, the Portfolio normally would be invested primarily in debt securities during periods when AAI believes that the total return from investing in debt securities will exceed the return on equity securities. Also, the Portfolio may be primarily invested in short-term money market securities. These may include, to a limited extent, repurchase agreements and money market instruments purchased on a "when-issued" or delayed-delivery basis.

     At least 60% of the value of any bonds held by the Portfolio will be rated within the four highest grades by a nationally recognized rating service such as Moody's Investor Services, Inc. or Standard & Poor's Corporation. The balance of the value of the bonds held in the Portfolio may be rated below those four highest grades, and if these lower-rated bonds were held in the Portfolio in significant amounts they would increase financial risk and income fluctuation. At the current time, the Fund has adopted a non-fundamental investment restriction limiting the Portfolio's investment in these lower-rated fixed-income debt securities (i.e., rated less than Baa or BBB) to no more than 30% of the Portfolio's total assets measured at the time of purchase. The lowest rating for debt securities in which the Portfolio may invest is B. Such a rating indicates that a security generally lacks the characteristics of a desirable investment and is predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the Statement of Additional Information for a complete description of ratings.

     The Portfolio will be subject to varying levels of market and financial risk and fluctuation of current income. The market value of non-convertible fixed-income securities usually reflects yields generally available on securities of similar quality and type. When such yields decline, the market value of a portfolio already invested at higher yields can be expected to rise, if such securities are protected against early call. Similarly, when such yields increase, the market value of a portfolio already invested at lower yields can be expected to decline. It is likely that the portfolio turnover rate for the Portfolio will be higher than for other mutual funds due to the frequent transactions aimed at maximizing total return. This higher portfolio turnover rate generates higher brokerage expenses; however, it is expected that the gain in total return will more than offset the added brokerage expense. It is estimated that the Portfolio will have an annual turnover rate that will not exceed 100%.

     A shareholder of the Portfolio confers substantially more investment discretion on AAI than would be the case for a shareholder investing in a mutual fund with a more narrowly defined investment objective, thereby enabling AAI to invest in a wide variety of investment securities.

                              INVESTMENT PRACTICES

     In pursuing the investment objective, the Portfolio may engage in the following investment practices.

LOANS OF PORTFOLIO SECURITIES

     The Portfolio may from time to time lend securities it holds to brokers, dealers, and financial institutions. The Portfolio may lend up to a maximum of 20% of the total value of it's assets. Such loans will be secured by collateral in the form of cash or United States Treasury securities, which will be maintained in an amount at least equal to the current market value of the loaned securities. The Portfolio also will receive a fee from the borrower or interest earned from the securities in which cash collateral is invested during the term of the loan. Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on the Portfolio's investment in the securities loaned.

     The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is insufficient to replace the full amount of the loaned securities. In order to minimize this risk, the Portfolio will make loans of securities only to firms determined by AAI (under the supervision of the Board of Directors) to be creditworthy. A more detailed description of this practice, and the associated risks are contained in the Statement of Additional Information.

COVERED CALL OPTIONS

     For the purpose of minimizing or hedging against anticipated declines in the value of its portfolio securities, the Portfolio may write covered call options which are tradeable on a national securities exchange with respect to securities it owns in an amount not in excess of 10% of the value of the Portfolio's net assets at the time such options are written. So long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market prices of the underlying security above the call price.

     Through the writing of a covered call option, the Portfolio receives premium income but obligates itself to sell to the purchaser of such an option the particular security underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security during this period.

     The Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although writing only those call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to effect such a transaction at any particular time or at any acceptable price. The writing of call options could result in a profit or a loss to the Portfolio and could result in higher brokerage costs.

     Covered call options entail certain risks that are different in some respects from investment risks associated with similar funds which do not write such options. These risks include the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price plus the premium. Because of these risks, the writing of options requires special skills in addition to those needed to select portfolio securities. A more detailed description of this practice and the associated risks is contained in the Fund's Statement of Additional Information.

AMERICAN DEPOSITORY RECEIPTS

     The Portfolio may purchase foreign securities including American Depository Receipts ("ADRs"). ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a domestic bank and traded on a U.S. exchange or on the U.S. over-the-counter market. Generally, ADRs are in registered form. ADRs do not eliminate all of the risk inherent in investing in foreign issuers. To the extent that the Portfolio acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the

ADR to issue and service the ADRs (i.e., unsponsored ADRs), there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits and rights offerings involving the foreign issuer in a timely manner. In addition, the lack of this information may result in inefficiencies in the valuation of such ADRs. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities because: (1) they are U.S. dollar denominated investments that are generally easily transferable and for which market quotations are readily available, (2) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as are domestic issuers, and (3) currency risks are avoided during the settlement period for either purchases or sales.

     Investment in foreign securities involves considerations which are not ordinarily associated with investing in domestic issuers. These include changes in currency rates or currency exchange control regulations that affect the dollar-value of the underlying security, the possibility of expropriation of the foreign issuer's assets or confiscatory taxation of the issuer, the unavailability of financial or economic information about the country or its markets, less liquidity and more volatility in foreign markets, the impact of political, social or diplomatic developments, the extent and quality of government regulation of financial markets and institutions, greater difficulty pursuing legal claims against foreign issuers, and the fact that individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

     The Flexible Asset Allocation Portfolio will limit its investment in ADRs to 10% of its total assets, taken at market value at the time of acquisition. The above factors will be considered before investments in foreign securities are made. No investment in ADRs will be made unless such investments meet the standards and objectives of the Portfolios.

REPURCHASE AGREEMENTS

     Repurchase agreements are arrangements involving the purchase by the Portfolio of money market instruments that the Portfolio is qualified to purchase and the simultaneous agreement to resell the same instruments back to the seller at an agreed upon price on demand or at a specified future date. Repurchase agreements entered into by the Portfolio will be with Banks or primary government securities dealers. The yield to the Portfolio on a repurchase agreement is determined by the difference between the purchase price of the underlying obligation, and the price at which the obligation is "repurchased" by the bank or dealer.

     The risks associated with repurchase agreements include: (i) if the seller defaults on the obligation to repurchase the instrument, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreement declines or the Portfolio may incur disposition costs in connection with liquidating the collateral; and (ii) if bankruptcy proceedings are commenced with respect to the seller of the instrument, liquidation of the collateral by the Portfolio may be delayed or limited. Accordingly, the Portfolio will only enter into repurchase agreements that present minimal credit risks and that are with sellers not perceived to present a serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

     Repurchase agreements with maturities of greater than seven days are generally not negotiable, and therefore are not regarded as liquid investments. Such repurchase agreements may also be subject to greater risks than repurchase agreements of shorter maturities that (i) the seller may experience a decrease in credit quality during the term of the repurchase agreement, and (ii) the value of the collateral may decline due to somewhat higher interest rates.

     The Portfolio will only enter into repurchase agreements with banks or government securities dealers recognized as primary dealers by the Federal Reserve System, and then only if:

          (1) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

          (2) the collateral consists of U.S. Government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

          (3) the maturity of the repurchase agreement does not exceed 30 days.

FIXED-INCOME OBLIGATIONS

     The value of Fixed-income securities owned by the Portfolio will fluctuate in response to various market forces and will vary inversely with changes in prevailing interest rate levels.

     U.S. GOVERNMENT SECURITIES. The Portfolio may invest in intermediate (maturities of 1 to 10 years) and long-term (maturities in excess of 10 years) debt instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Such U.S. Government securities include: (1) U.S. Treasury notes, and bonds; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any one of the following:
(a) the full faith and credit of the U.S. Government (e.g., Government National Mortgage Association ("GNMA") Certificates); (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury (e.g., debt of each of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. Government or GNMA to purchase certain financial obligations of the agency or instrumentality (e.g., Federal National Mortgage Association); or (d) the credit of the issuing agency or instrumentality (e.g., Federal Land Banks, Farmers Home Administration or Student Loan Marketing Association). No assurance can be given that the U.S. Government will provide support to such U.S. Government sponsored agencies or instrumentalities in the future, since it is not required to do so by law.

     MORTGAGE PASS-THROUGH SECURITIES. GNMA securities are (along with certain Federal National Mortgage Association and Federal Home Loan Corporation securities in which the Portfolio may invest) securities whose scheduled monthly interest and principle payments relating to mortgages in the pool are "passed through" to investors. GNMA and other similar pass-through securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, when investments are made in such securities, the Portfolio may receive unscheduled principal payments representing prepayments on the underlying mortgages. All payments and unscheduled prepayments of principal will be reinvested in the Portfolio in instruments consistent with the Portfolio's stated investment objective and policies. GNMA and other similar securities may not be an effective means of "locking in" long term interest rates due to the need for the Portfolio to reinvest scheduled and unscheduled principal payments. At the time principal payments or prepayments are received by the Portfolio, prevailing interest rates may be higher or lower than the current yield of GNMA and other similar pass-through securities held by the Portfolio.

     INVESTMENT GRADE DEBT. The Portfolio may also invest in fixed-income obligations such as marketable straight corporate or government debt securities rated at the time of purchase within the four highest ratings (BBB or better) assigned by Moody's Investor Service, Inc., ("Moody's") or (Baa or better) assigned by Standard & Poor's Corporation ("Standard & Poor's") or which, although not rated by one of the foregoing organizations, are determined by AAI as being of investment quality equivalent to securities rated BBB or Baa or better. See the Statement of Additional Information for a description of such ratings. Also, the Portfolio may invest in securities issued by the Canadian Government or its Provinces, or their respective agencies or instrumentalities.

     LOWERED-RATED DEBT. In addition the Portfolio may invest in debt securities with lower ratings which generally carry greater risk of default and are generally subject to greater market fluctuations. If held by the Portfolio in significant amounts they would increase financial risk and income fluctuation. Lower-rated debt securities have speculative characteristics and changes in economic conditions and other circumstances are more likely to weaken the capacity of issuers of such securities to make principal and interest payments than would be the case as to issuers of higher rated debt securities. See the Statement of Additional Information for a description of lower-rated debt securities, including further discussion of the risks of investing in such instruments.

SHORT-TERM MONEY MARKET SECURITIES

     The Portfolio may invest in the following high quality short-term money market securities:

          U.S. GOVERNMENT SECURITIES. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These obligations may include instruments that are supported by the full faith and credit of the United States (such as Treasury bills, notes, and bonds, and obligations issued by the Government National Mortgage Association); instruments that are supported by the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks); instruments that are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association); and instruments that are supported only by the credit of the instrumentality (such as securities issued by the Federal Farm Credit Banks, the Student Loan Marketing Association, and the Federal Home Loan Mortgage Corporation).

          BANK OBLIGATIONS. The Portfolio may invest in certificates of deposit and time deposits issued by the U.S. banks which are members of the Federal Deposit Insurance Corporation and have assets of at least $1 billion. Certificates of deposits ("CDs") are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a stated interest rate. Time deposits are interest bearing bank obligations payable at a stated maturity date. Certain CDs and time deposits may not be readily marketable or otherwise illiquid. Such instruments will be treated as illiquid investments for purposes of the Portfolio's investment restrictions.

          REPURCHASE AGREEMENTS.  Repurchase agreements are described above.

          COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. See the Statement of Additional Information for a complete description of commercial paper ratings.

                                NET ASSET VALUE

     The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open for trading, except that shares of the Portfolio may not be purchased or redeemed, and such shares will not be priced, on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day.

     The net asset value of the Portfolio's shares for the purposes of pricing orders for purchase and redemption of shares is determined as of the close of regular trading (currently, 3:00 p.m. Central Time) on the NYSE, on each day that the Fund is open for business.

     Net asset value per share is calculated for purchases and redemptions by dividending the value of all securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the number of the Portfolio's outstanding shares.

                             DISTRIBUTION OF SHARES

     The Fund has entered into a Distribution Agreement with Forth Financial Securities Corporation ("FFSC"), 6610 West Broad Street, Richmond, Virginia 23230, a wholly-owned subsidiary of Forth Financial Resources, Ltd. ("FFRL"), which is in turn a wholly-owned subsidiary of Aon Corporation, under which FFSC will act as principal underwriter of the Portfolio's shares. Mr. John J. Palmer, president of the Fund, and Mr. Scott R. Reeks, treasurer of the Fund, are both affiliated with FFSC. FFSC has agreed to use its best efforts, consistent with its other business, to sell Portfolio's shares and to pay all expenses relating to selling and distributing such shares, including preparing, printing, and mailing sales material. The Fund pays no compensation to FFSC for services performed by FFSC under the Distribution Agreement. AAI may, in its discretion, reimburse FFSC for certain expenses it may incur in connection with the distribution of the shares.

Such reimbursement shall be made out of AAI's own resources (including, but not limited to, AAI's profit under the Advisory Agreements). Shares are continuously offered.


     On December 26, 1995, Aon Corporation announced that it had agreed to sell all of the stock of FFRL to General Electric Capital Corporation. The sale is expected to close in the first half of 1996. Pursuant to the terms of the Distribution Agreement, a change in control of FFSC will result in a technical assignment and the termination of the Distribution Agreement. Prior to the sale of FFSC, the Fund's Board of Directors will either renew the Distribution Agreement with FFSC or make new arrangements for the distribution of the Fund's shares. It is currently anticipated that such arrangements would entail entering into a new distribution agreement with a new principal underwriter and not FFSC. The new principal underwriter may be an affiliate of AAI or Aon Corporation.


                               PURCHASE OF SHARES

     Shares of the Portfolio are offered and sold on continuous basis at the net asset value per share next calculated after a purchase order is received and accepted. Initial investments may only be made by submitting a completed Account Application as described below. Subsequent purchase orders may be placed by submitting orders to the transfer agent (Firstar Trust Company). The minimum initial investment for shares is $1,000.00 and subsequent investments must be at least $100.00. The minimum purchase requirements do not apply to reinvested dividends. The minimum initial investment and subsequent investment amounts may be less than the foregoing for full time staff employees of Aon Corporation and its affiliates.

     Investors desiring to purchase shares of the Portfolio may obtain an Account Application from Forth Financial Securities Corporation ("FFSC"), the Fund's distributor. The application should be completed and mailed, together with a check or money order (payable to "Aon Asset Management Fund, Inc."), to the Fund, at 6610 West Broad Street, Richmond, Virginia 23230. All checks must be drawn on a bank located within the United States and must be payable in U.S. dollars. Subsequent investments in an existing account in the Portfolio may be made at any time by sending to Firstar Trust Company, P.O. Box 701 Milwaukee, Wisconsin 53201-0701 a check or money order payable to the Fund as shown above, along with their (a) the detachable form that regularly accompanies the confirmation of a prior transaction, or (b) a letter stating the amount of the investment, the name of the Portfolio and the account number in which the investment is to be made. A $15 fee will be imposed by the transfer agent if any check from an investor does not clear, and the investor involved will be responsible for any loss incurred by the Fund or Portfolio.

     An investor may also purchase shares by directing his or her bank to transmit immediately available funds by wire in the amount of the purchase price to:

                         Firstar Bank, Milwaukee, N.A.
                        Account of Firstar Trust Company
                                ABA #0750-00022
                      For credit to Account # 112-950-027
                            777 E. Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                 For further credit to Account # ____________
     Aon Asset Management Fund Inc. -- Flexible Asset Allocation Portfolio
          [the investor's account number and the title of the account]

     When making an initial wire purchase, please call FFSC at (804) 281-6049 with the appropriate account information prior to sending the wire. Investors making initial investments by wire must promptly complete an Account Application and forward it to the transfer agent. Amounts redeemed pursuant to redemption requests received before the completed Application has been received and accepted by the transfer agent will not be paid until the completed Application has been received and accepted by FFSC.

     Subsequent Purchase orders are accepted by the transfer agent at its Milwaukee office. The transfer agent will not accept an order from securities dealers or financial institutions, unless the dealer or institution undertakes to pay for the order in immediately available funds wired to the transfer agent by the close of business the same day. The transfer agent will not accept an order from other investors unless they, at the time they place the order, have a creditworthy financial institution guarantee payment in immediately available funds wired to the transfer agent by the close of business the same day.

     Purchase orders received and accepted before the close of regular trading on the NYSE, currently 3:00 p.m. (Central Time), will be executed at the price per share calculated as of the close of regular trading on the NYSE. Purchase orders received and accepted after the close of regular trading on the NYSE, or on non-business days, will be executed on the next business day following receipt and acceptance of the purchase order by the transfer agent.

     The Fund will not accept payment in cash for the purchase of shares. Federal regulations require that each investor provide a certified Taxpayer Identification Number upon opening or reopening an account. Applications without a Taxpayer Identification Number or an indication that a Number has been applied for will not be accepted. If a Number has been applied for, the Number must be approved and certified within 60 days of the date of Application. See the Account Application for further information about this requirement. The Fund reserves the right to reject any purchase order for any reason.

                              REDEMPTION OF SHARES

REGULAR REDEMPTION

     An investor may redeem shares in any amount by sending a written request to Aon Asset Management Fund, Inc. P.O. Box 701, Milwaukee, WI 53201-0701.

     The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent's post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent. Do not send letters by overnight courier to the post office box address. Except as described below under "Telephone Redemption", redemption requests and correspondence sent to the Fund by overnight courier must be delivered to the offices of the Transfer Agent, Firstar Trust Company, at 615 E. Michigan Street, Third Floor, Milwaukee, WI 53202.

     Redemption requests must be signed by each owner of the shares to be redeemed, including each joint owner on redemption requests for joint accounts, in the exact manner as the share account is registered, and must state the amount of redemption and identify the shareholder account number and tax identification number. If the amount of the redemption request exceeds $5,000 or if the proceeds are to be sent elsewhere than the address of record, each signature must be guaranteed by a commercial bank that is a member of the FDIC, a trust company, or a member firm of a national securities exchange. The Transfer Agent will not accept guarantees from notary public, savings and loan associations, or savings banks. Guarantees must be signed by an authorized signatory of the bank, trust company or member firm and "Signature Guaranteed" must appear with the signature. The Fund may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

TELEPHONE REDEMPTION

     Currently, shareholders may redeem shares of the Fund by telephone. To redeem shares by telephone, an investor must check the appropriate box on the Account Application. Once this feature has been requested, shares may be redeemed by calling Investor Services at 1-800-338-1579, or in the Milwaukee area, (414) 765-4124, and providing the account name, account number, and amount of redemption. Proceeds of shares redeemed by telephone will be mailed or wired only to an investor's address or bank of record as shown on the records of the transfer agent.

     If an investor redeems shares of the Portfolio by telephone and requests wire payment, payment of the redemption proceeds will normally be made in federal funds on the next business day provided that the redemption order is received by the transfer agent by the close of regular trading on the NYSE (currently 3:00 pm, Central Time). If a redemption order is received by the transfer agent after 3:00 pm (Central Time), or on a non-business day, payment for the redeemed shares will, at the investor's request, normally be wired in federal funds on the business day following the next business day.

     As stated above, the Transfer Agent will wire redemption proceeds only to the bank and account designated on the Account Application or in written instructions subsequently received by the transfer agent, and only if the investor's bank is a commercial bank located within the United States. The transfer agent currently charges a $7.50 fee for each payment of redemption proceeds made by wire. The Fund's current policy is to pay this wire transfer fee to the transfer agent as an expense of the Portfolio, in order to facilitate shareholder redemptions. The Fund reserves the right, should its experience warrant it, to change this policy and to impose the wire transfer fee directly upon redeeming shareholders requesting wire transfers. In such event, the Fund will provide shareholders at least thirty days written notice of the policy change.

     In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemptions proceeds, a written request must be sent to Aon Asset Management Fund, Inc. at P.O. Box 701, Milwaukee, WI 53201-0701. The request must be signed by each shareholder of the account with the signature guaranteed as described above. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

     The Fund reserves the right to refuse telephone redemption if it believes it is advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated by the Fund at any time. In addition, neither the Fund nor its transfer agent will be responsible for the authenticity of redemption instructions received by telephone. Nevertheless, the transfer agent has established certain reasonable procedures to confirm that the instructions communicated by telephone are genuine (in the absence of such procedures, the Fund or the transfer agent may be liable for any unauthorized or fraudulent instructions). Such procedures may include, among others, requiring forms or personal identification prior to acting upon instructions received by telephone, providing written confirmation of such instructions or transactions and/or tape recording telephone instructions. Thus, a shareholder would bear any losses resulting from unauthorized telephone redemption instructions with respect to the shareholders account.

     During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent in person or by mail as described above under "Regular Redemption".

OTHER REDEMPTION INFORMATION

     Share redemption requests are effected at the net asset value next determined after receipt of a request in proper form by the transfer agent. Shares for which redemption requests are received by the transfer agent in proper form before 3:00 p.m. (Central Time) on a business day will not receive any dividend, if any, declared that day. If the request is received in proper form after 3:00 p.m. (Central Time), the shares to be redeemed will be credited with that day's dividend.

     The Fund ordinarily will make payment for redeemed shares within seven days after receipt by the transfer agent of a request in proper form, except as may be permitted by the SEC. Payment may be delayed (i) for any period during which the NYSE is closed (other than customary weekend or holiday closing) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists, as determined by the SEC, and it is not reasonably practicable for the Portfolio to dispose of its securities, or to determine the value of its net assets; or
(iii) for other periods as permitted by the SEC for the protection of shareholders.

     Proceeds from the redemption of shares purchased by check will not be paid until the check has cleared, which may take up to fifteen days. An investor purchasing shares by wire must file an Account Application before payment is made on any redemption requests for shares purchased by wire.

     The Fund reserves the right to redeem involuntarily, upon not less than 30 day's notice, any shareholder account which is reduced as a result of a withdrawal by an investor to a value of less than $500.00.

                        ADDITIONAL SERVICES TO INVESTORS

AUTOMATIC INVESTMENT PROGRAM

     When opening an account, a shareholder may authorize deductions to be made from his or her personal checking account with a bank for investment each month or quarter in shares of the Portfolio in a minimum amount of $100. (This minimum may be less for full time staff employees of Aon Corporation and its subsidiaries.) There is no obligation to continue automatic investment program purchases, and the program may be terminated at any time by the shareholder, the Fund or Firstar Trust Company. To initiate this program, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an application, see "Purchase of Shares".

EXCHANGE PRIVILEGE

     Shares of the Portfolio which have been registered in the shareholder's name for at least 15 days may be exchanged for shares of any other Aon Asset Management Fund, Inc. portfolio provided that the shares acquired in the exchange are qualified for sale in the jurisdiction of residence of the shareholder at the time of the exchange. Before initiating an exchange, the shareholder should obtain and carefully read the prospectus relating to the portfolio the shares of which are being acquired.

     Under the exchange privilege, each Aon Asset Management Fund, Inc. portfolio offers to exchange its shares for shares of another Aon Asset Management Fund, Inc. portfolio on the basis of relative net asset value per share. In order to exercise an exchange without further approval of the Fund, the shares being exchanged must have a net asset value of at least $1,000 but not more than $500,000.

     To elect the exchange privilege, the shareholder must check the appropriate box on the Account Application. To exercise the exchange privilege, the shareholder must contact the Transfer Agent in writing, or telephone the Transfer Agent (1-800-338-1579, or in the Milwaukee area, (414) 765-4124) and request the exchange. The shareholder will be charged $5.00 for each exchange resulting in a redemption out of the Portfolio. This charge will be deducted from the amount being exchanged.

     An exchange of shares is treated as a sale for federal income tax purposes and, depending upon the circumstances, a short or long-term capital gain or loss may be realized. If you have questions as to the tax consequences of an exchange, you should consult your tax advisor.

     The exchange privilege may be modified or terminated at any time upon 60 days prior written notice. Although an investor may make up to four exchanges in any one calendar year, the Fund reserves the right to limit the number of exchanges in excess of four per year.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder who owns shares having value of $7,500 or more may receive regular monthly, quarterly, or annual payments by arranging to redeem shares of the Portfolio on a regular basis under a Systematic Withdrawal Plan. Under such a Plan, a shareholder can elect fixed dollar monthly, quarterly or annual payments of at least $100.

     Under this Withdrawal Plan, dividends on shares must be reinvested. All payments are made by redeeming shares, and when all the shares under a Systematic Withdrawal Plan have been redeemed, no more payments are made. A Systematic Withdrawal Plan may be terminated at any time by the shareholder or the Fund. To initiate this Plan, please complete the Supplemental Application, which is attached to the Application. For information on obtaining an Application, see "Redemption of Shares".

                      DIVIDENDS, DISTRIBUTIONS, AND TAXES

     The Portfolio's net income is determined immediately before its computation of net asset value at the close of the NYSE (currently 3:00 p.m., Central Time) and is declared as a dividend at the end of each fiscal quarter. Net income includes: (i) accrued interest and amortized discount on the portfolio investments of the

Portfolio, plus or minus (ii) realized gains and losses, and minus (iii) amortized premium and all accrued expenses of the Portfolio. Each quarter dividends are paid and are reinvested in additional shares of the Portfolio based on their net asset value on the payment date or, if a shareholder elects, paid in cash. A cash election may be made by notifying the Transfer Agent in writing of the election 10 days prior to the last business day of any quarter in which the election is to be effective, and will remain in effect until revoked by similar notice to the Transfer Agent. Shareholders who withdraw their entire account at any time during the quarter are paid all dividends accrued through the date of withdrawal, together with the proceeds of the withdrawal.

     The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code in order to be relieved of payment of federal income taxes on amounts distributed to shareholders. To do so, it must pay out substantially all of its net income, including any short-term capital gains.

     Income dividends (and distributions, if any, paid from short-term capital gains) will be taxable to shareholders at ordinary income rates under the Internal Revenue Code. (Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.) The tax treatment of dividends and distributions is the same whether they are received in cash or reinvested in additional shares.

     Dividends and distributions may also be subject to state and local taxes. Interest on direct obligations of the U.S. Government and paid to individuals is not subject to tax in most states, and dividends and distributions of the Portfolio attributable to such interest may also be exempt from state taxes. Statements as to the percentage of dividends and distributions that is attributable to interest income from direct obligations of the U.S. will be mailed to each shareholder.

     Shareholders are urged to consult their tax advisers regarding taxation of investments in the Portfolio.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

     The Fund has a Board of Directors elected by the shareholders. A majority of the directors are not affiliated with AAI, FFSC, FFRL or Aon Corporation or their affiliates. The Directors are responsible for the overall management of the Fund and their duties include reviewing the results of the Portfolio, monitoring investment activities and practices, and receiving and acting upon future plans for the Portfolio.

INVESTMENT ADVISOR

     Aon Advisors, Inc. ("AAI"), a Virginia corporation with offices at 123 North Wacker Drive, Chicago, Illinois 60606, serves as investment advisor of the Portfolio under the oversight and supervision of the Board of Directors of the Fund and pursuant to an investment advisory agreement for the Portfolio ("Advisory Agreement") dated April 26, 1995. AAI, which is registered as an investment advisor under the Investment Advisers Act of 1940, is a wholly-owned subsidiary of Aon Corporation, a holding company whose common stock is listed for trading on the New York Stock Exchange.


     As of October 31, 1995, Mr. Patrick G. Ryan, President and Chief Executive Officer of Aon Corporation, owned directly and beneficially 13,500,000 shares (12.5%) of the outstanding common stock of Aon Corporation.


     In addition to the Portfolio, AAI provides investment advice and management to the Money Market Portfolio of the Fund and Aon Corporation and its subsidiaries and affiliates. It also provides investment advice and management to Life of Virginia Series Fund, Inc., a registered investment company. The total staff of AAI as of October 31, 1995, consisted of 29 individuals, including five executive directors and fourteen portfolio managers. Assets under management include equity securities, fixed-income securities and real estate. As of October 31, 1994, the aggregate assets under AAI's management were $12 billion.

     The Flexible Asset Allocation Portfolio is managed by John G. Lagedrost, a senior portfolio manager with AAI. Mr. Lagedrost has been employed in the investment industry in varying capacities since 1987. Having received a B.S. from Marquette University in 1984, he went on to earn a Masters of Management degree from Northwestern University. The principle occupations held by Mr. Lagedrost for the last five years are set forth below.

     Senior Portfolio Manager, AAI since April 1995. Vice President in the Asset Management Group of The First National Bank of Chicago ("First Chicago"), from 1991 to 1995 and Vice President in First Chicago's Mezzanine Finance Group from 1987 to 1990.

     Pursuant to the Advisory Agreement, AAI manages the investment and reinvestment of the assets of the Portfolio, in accordance with the investment objective and management policies described above. The Portfolio pays AAI monthly compensation in the form of an investment advisory fee. This fee is deducted daily but is paid to the Advisor monthly. The investment advisory fee is based upon the average daily net assets of the Portfolio, at the following annual rates:

          .70% of the first $250 million, .65% of the next $250 million, and .50% of the assets in excess of $500 million.

     Under the Advisory Agreement, AAI is also required, at its own expense, to:

          (a) supply internal auditing and internal legal services; (b) supply stationery and office supplies; (c) prepare reports to shareholders and the Board of Directors; (d) prepare tax returns; (e) prepare reports to and filings with the SEC and State Blue Sky authorities; (f) at the Fund's request, furnish office space, in such place as may be agreed upon from time to time, and all necessary office facilities; (g) supply clerical, accounting, bookkeeping, administrative and other similar services (exclusive of those services relating to and to be performed under any contract for custodial, transfer, dividend and accounting services entered into by the Fund with a third party); and (h) furnish persons satisfactory to the Fund to respond during normal business hours to in-person, written, and telephone requests for assistance and information from shareholders of the Portfolio, and provide such facilities and equipment as may be necessary for such persons to carry out their duties, including, without limitation, office space and facilities, telephones and CRT terminals and equipment (including telephone lines) necessary for access to the shareholder records.

     In order to fulfill its obligation to provide these services, AAI has entered into an Administration Agreement with FFSC, the Fund's distributor, and the Fund under which FFSC furnishes substantially all such services for an annual fee of $25,000 plus .05% of the Fund's average daily net assets. This fee is borne by AAI, and not by the Portfolio or the Fund.


     As described above in "Distribution of Shares," Aon Corporation has agreed to sell FFRL, the parent of FFSC. Pursuant to the 1940 Act and the terms of the Administration Agreement, a change in control of FFSC also will result in a technical assignment and the termination of the Administration Agreement. It is anticipated that, after the sale, either AAI will perform these administrative tasks for the Fund directly or that the Fund's Board of Directors will approve arrangements with another party to perform such administrative services. In the latter event, such other party may or may not be an affiliate of AAI or Aon Corporation. It is also possible that, in connection with new arrangements for administrative services, the Fund's Board of Directors might approve a new or revised investment management agreement for the Fund with AAI. If a new or revised investment management agreement is approved by the directors, approval of such agreement will also be sought from the Fund's shareholders.


     The Portfolio is responsible for all other expenses, including:

          (a) taxes and fees payable by it to federal, state, or other governmental agencies; (b) brokerage fees and commissions, and issue and transfer taxes; (c) interest; (d) Board of Directors meeting attendance fees and expenses of directors of the Fund who are not directors, officers or employees of AAI, FFSC, or of any affiliated person (other than a registered investment company) of AAI or FFSC; (e) registration, qualification, filing and other fees in connection with securities registration requirements of federal and state regulatory authorities; (f) the charges and expenses for custodial, paying agent, transfer agent, dividend agent and accounting agent services;
     (g) outside legal fees and expenses in connection with the affairs of the Fund or the Portfolio including, but not limited to, registering and qualifying its shares with federal and state regulatory authorities; (h) charges and expenses of independent auditors; (i) costs of meetings of shareholders and directors of the Fund or the Portfolio (j) costs of maintenance of corporate existence; (k) insurance premiums; (l) investment advisory fees; (m) costs and fees associated with printing and delivering registration statements, stockholders' reports and proxy statements; (n) costs and fees associated with delivering reports to and filings with the SEC and State Blue Sky authorities; (o) costs relating to administration of the Fund's general operations; (p) costs relating to the Fund's own employees, if any; and (q) costs of preparing, printing, and delivering the Portfolio's prospectus to existing shareholders.

     If in any fiscal year the aggregate expenses of Portfolio (including the investment advisory fee, but excluding interest, taxes, brokerage commissions, and extraordinary expenses), exceed 1.25% of the Portfolio's average daily net assets, AAI has agreed to reimburse the Portfolio for such excess.

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND VOTING RIGHTS

     Each share of each class of stock has the same rights as the other shares of the class to dividends, to vote and to receive assets upon liquidation of the investment portfolio related to that class. Each fractional share has the same rights, in proportion, as a full share. When issued and paid for, shares of all classes are fully paid and nonassessable. Shareholders have no preemptive or conversion rights. Each shareholder is entitled to require the Fund to redeem, to the extent that it may lawfully effect such redemption under the laws of the State of Virginia, all or any part of his or her shares at the net asset value per share computed as described herein. Payment of the aggregate price may be made in cash or, at the option of the Fund, wholly or partly in such portfolio securities of the Portfolio as the Fund shall select.

     The Fund's bylaws provide that, unless otherwise required by the 1940 Act, it shall not be required to hold an annual meeting of its stockholders. The Fund intends to hold shareholder meetings only when required by law and at such times as may be deemed appropriate by its Board of Directors. In addition, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, it will call a meeting of shareholders for the purpose of voting upon any question of removal of a director or directors, and it will assist in facilitating shareholder communications as required by Section 16(c) of the 1940 Act.

     Matters that affect all of the investment portfolios in an identical manner (such as election of directors or ratification of the selection of independent accountants) will be voted on by all of the shareholders of the Fund. Matters that do not affect all of the investment portfolios or that affect different portfolios in different ways will be voted on separately by the shareholders of the class of stock relating to that portfolio. Matters requiring such separate shareholder voting on an investment portfolio by investment portfolio basis, shall have been effectively acted upon with respect to a portfolio (including the Portfolio) if a majority of the outstanding shares of the class related to that portfolio vote for approval or disapproval of the matter, notwithstanding that: (1) that matter has not been approved or disapproved by a majority of the outstanding shares of any other class of stock, or (2) the matter has not been approved or disapproved by a majority of the outstanding shares of all classes of the Fund's stock.

     Aon Corporation, along with its wholly-owned subsidiaries, is expected to own a substantial percentage of the outstanding shares of the Portfolio. These prospective shareholders will be affiliated persons of the Fund. Aon Corporation and its subsidiaries may be able to cast a deciding vote on matters submitted to a vote of shareholders, which may include proposed changes in the Portfolio's investment objective and fundamental investment restrictions and in the terms of its Advisory Agreement.

                        Aon Asset Management Fund, Inc.
                      FLEXIBLE ASSET ALLOCATION PORTFOLIO

                                 March 1, 1996


                               INVESTMENT ADVISOR
                               Aon Advisors, Inc.
                             123 North Wacker Drive
                            Chicago, Illinois 60606

                         ADMINISTRATOR AND DISTRIBUTOR
                     Forth Financial Securities Corporation
                             6610 West Broad Street
                            Richmond, Virginia 23230

                CUSTODIAN, TRANSFER AGENT, AND ACCOUNTING AGENT
                             Firstar Trust Company
                      615 E. Michigan Street, Third Floor
                           Milwaukee, Wisconsin 53202

                              INDEPENDENT AUDITORS
                               Ernst & Young LLP

                                One James Center


                              901 East Cary Street

                                   Suite 1000
                            Richmond, Virginia 23219

                                 LEGAL COUNSEL
                          Sutherland, Asbill & Brennan
                         1275 Pennsylvania Avenue N.W.
                             Washington, D.C. 20004

                        AON ASSET MANAGEMENT FUND, INC.

                             123 NORTH WACKER DRIVE


                            CHICAGO, ILLINOIS 60606


             DISTRIBUTOR -- FORTH FINANCIAL SECURITIES CORPORATION

                      STATEMENT OF ADDITIONAL INFORMATION


                                 MARCH 1, 1996



     This Statement of Additional Information is not a prospectus. Much of the information contained in this Statement expands upon matters discussed in the prospectuses for the Money Market Portfolio and the Flexible Asset Allocation Portfolio of Aon Asset Management Fund, Inc. and should, therefore, be read in conjunction with the prospectuses. To obtain a copy of either prospectus with the same date as this Statement of Additional Information, send a written request to the Distributor at 6610 West Broad Street, Richmond, Virginia 23230, or call (804) 281-6000.

                               TABLE OF CONTENTS


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                                                                                         PAGE
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
General Information...................................................................     3
Portfolio Turnover....................................................................     3
Money Market Portfolio Investments, Investment Practices and Restrictions.............     4
     General Standards................................................................     4
     U.S. Government Securities.......................................................     4
     Certificates of Deposit and Time Deposits........................................     4
     Commercial Paper.................................................................     4
     Repurchase Agreements............................................................     5
     Foreign Securities...............................................................     5
     Lending Portfolio Securities.....................................................     6
     Investment Restrictions..........................................................     6
Flexible Asset Allocation Portfolio Investments, Investment Practices and
  Restrictions........................................................................     7
     When-Issued and Delayed Delivery Securities......................................     8
     Loans of Portfolio Securities....................................................     8
     Covered Call Options.............................................................     8
     GNMA Certificates................................................................     9
     Investment Restrictions..........................................................     9
Risks of Investing in Lower Quality Debt Instruments..................................    11
     Lower Quality Debt Instruments Entail Certain Risks..............................    11
Management of Fund....................................................................    12
     Directors and Officers...........................................................    12
     Investment Advisor...............................................................    14
Portfolio Transactions and Brokerage..................................................    15
Determination of Net Asset Value......................................................    16
     General..........................................................................    16
     Money Market Portfolio...........................................................    16
     Flexible Asset Allocation Portfolio..............................................    16
Yield Information.....................................................................    17
Taxes.................................................................................    17
Additional Information................................................................    18
     Custodian, Transfer Agent and Accounting Agent...................................    18
     Independent Auditors.............................................................    19
     Legal Counsel....................................................................    19
     Capital Stock....................................................................    19
     Reports..........................................................................    19
     Other Information................................................................    19
Appendix A............................................................................    20

                              GENERAL INFORMATION

     Aon Asset Management Fund, Inc. (the "Fund") is an open-end management investment company consisting of two separate investment portfolios (the "Portfolios"), each of which is, for investment purposes, in effect a separate fund (commonly known as a "mutual fund") with its own investment objective and objective policies. The Fund is organized as a series company, with eight classes of capital stock. Currently, only two classes of capital stock are being issued representing interests in the Money Market Portfolio and the Flexible Asset Allocation Portfolio.

     Fund shares are distributed, without sales charge, through Forth Financial Securities Corporation ("FFSC"), a wholly-owned subsidiary of Forth Financial Resources, Ltd. ("FFRL"). FFRL is a wholly-owned subsidiary of Aon Corporation, a holding company organized under the laws of the state of Delaware and listed on the New York Stock Exchange. Aon Advisors, Inc. ("AAI"), also a wholly-owned subsidiary of Aon Corporation, serves as investment advisor to the Fund. Aon Corporation and its subsidiary companies, may, by virtue of their shareholder interests in either Portfolio at any particular date, be considered to be controlling persons of the Portfolio and may be able to cast a deciding vote on all matters submitted to a vote of the Portfolio's shareholders.

     The Money Market Portfolio has the investment objective of maximizing current income to the extent consistent with the preservation of capital and the maintenance of liquidity. To achieve this objective, the Portfolio invests in a portfolio of high-quality, short-term, money market instruments.

     The Flexible Asset Allocation Portfolio has the investment objective of providing maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest. To achieve this objective the Portfolio will follow a flexible asset allocation strategy that contemplates shifts among a wide range of investments and markets. Assets are invested in common stocks, bonds, and money market instruments, the proportion of each being continuously determined by AAI.

                               PORTFOLIO TURNOVER


     The annual turnover rate for the Flexible Asset Allocation Portfolio for the years ended October 31, 1994 and 1995 were 64.36% and 95.17% respectively and is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of such securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A portfolio turnover rate of 100% would mean that all of the Portfolio's securities (except those excluded from the calculation) were replaced once in a period of one year. Stocks in the Portfolio had a turnover rate of 64.05% and bonds in the Portfolio had a turnover rate of 21.36% for the year ended October 31, 1994. Stocks in the Portfolio had a turnover rate of 141.09% and bonds in the Portfolio had a turnover rate of 15.60% for the year ended October 31, 1995. A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Portfolio's shares and by requirements, the satisfaction of which enable the Portfolio to receive favorable tax treatment. Because the rate of portfolio turnover is not a limiting factor, however, particular holdings may be sold at any time, if investment judgement or portfolio operations make a sale advisable. As a result, the annual portfolio turnover rate in future years may exceed the percentage shown above.


     Since short term instruments are excluded from the calculation of a portfolio turnover rate, no meaningful portfolio turnover rate can be estimated or calculated for the Money Market Portfolio. Nevertheless, the Money Market Portfolio may, to a limited degree, engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable. In such cases, the Money Market Portfolio may realize a gain or loss. These practices, as well as the relative short maturity of obligations to be purchased by the Portfolio, may result in frequent changes in its portfolio (a high turnover rate). However, there are usually no brokerage commissions as such paid by the Money Market Portfolio in connection with the purchase of securities of the type in which it invests.

                      MONEY MARKET PORTFOLIO INVESTMENTS,
                     INVESTMENT PRACTICES AND RESTRICTIONS

     The investment objective of the Money Market Portfolio and the policies by which it pursues that objective are set forth in the prospectus. This section describes in more detail certain securities in which the Portfolio may invest and certain investment practices that it may use and augments the explanation found in the prospectus.

GENERAL STANDARDS

     The Money Market Portfolio may invest only in U.S. dollar-denominated instruments maturing in 13 months or less which AAI, under the supervision of the Fund's Board of Directors, determines present minimal credit risks and are, at the time of acquisition, either:

          1. rated in the highest rating category by at least two nationally recognized statistical rating organizations (an "NRSRO") as defined under Rule 2a-7, as amended, under the Investment Company Act of 1940, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

          2. in the case of an unrated instrument, determined by AAI under the supervision of the Board of Directors to be of comparable quality to the above; or

          3. issued by an issuer that has received a rating of the type described in 1 above on other securities that are comparable in priority and security to the instrument.

     The types of securities in which the Money Market Portfolio may invest are more fully described below:

U.S. GOVERNMENT SECURITIES

     U.S. Government Securities are obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government Securities, such as Treasury bills, notes, and bonds (which differ only in their interest rates, maturities, and times of issuance), are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by the U.S. Government agencies or instrumentalities, are supported either by (a) the full faith and credit of the U.S. Government (such as securities of the Government National Mortgage Association), (b) the right of the issuer to borrow from the Treasury (such as securities of the Federal Home Loan Banks), (c) the discretionary authority of the U.S. Government to purchase the agency's obligations (such as securities of the Federal National Mortgage Association), or (d) only the credit of the issuer. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future.

CERTIFICATES OF DEPOSIT AND TIME DEPOSITS

     Certificates of deposit include time deposits and negotiable certificates of deposit. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Certificates of deposit are certificates issued against funds deposited in a bank for a specified period of time. Bank obligations may be purchased only if (i) the issuing bank is a U.S. bank with total assets of at least $1 billion, and (ii) the bank is a member of the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months.

     Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying interest rates pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes. The Money Market Portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with the master demand note arrangements, AAI will monitor on an ongoing basis the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While the master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the Money Market Portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above and in the prospectus for all other issuers of instruments that the Portfolio may purchase. Because master demand notes are immediately repayable by the borrower on demand, they are considered by the Money Market Portfolio to have a maturity of one business day.

REPURCHASE AGREEMENTS

     Repurchase agreements are arrangements involving the purchase of money market instruments which the Money Market Portfolio is qualified to purchase, and the Portfolio's simultaneous agreement to sell the same instruments back to their original seller on demand or at a specified future date at an agreed upon price. A repurchase agreement can be viewed as a loan made by the Portfolio to the seller of the instrument, with such instrument serving as collateral for the seller's agreement to repay the amount borrowed with interest. In effect, the repurchase price reflects an agreed upon interest rate unrelated to the stated rate on the purchased instrument. Such transactions afford an opportunity for the Portfolio to earn a return on cash which is only temporarily available.

     The Money Market Portfolio will only enter into repurchase agreements when AAI, under the supervision of the Fund's Board of Directors, determines that such agreements present minimal credit risks. For repurchase agreements, minimal credit risk determination relates to both the quality of the instrument serving as collateral as well as the creditworthiness of the original seller during the time frame contemplated by the repurchase agreement. Accordingly, as explained in the prospectus, the Portfolio will only enter into repurchase agreements with banks and primary government securities dealers whom AAI (under the supervision of the Fund's Board of Directors and using the same criteria used to evaluate the credit risk of all instruments considered for purchase by the Portfolio) determines do not present a serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the agreement.

FOREIGN SECURITIES

     The Money Market Portfolio may invest in U.S. dollar-denominated money market instruments (including commercial paper) that are issued or guaranteed by foreign issuers, including foreign corporations or other business organizations, foreign governments and foreign government agencies or instrumentalities, and foreign financial institutions. The Money Market Portfolio will only invest in foreign securities that meet its general standards described above. Investments by the Portfolio in foreign securities entail certain risks not shared by domestic securities of the same type.

     Securities of foreign issuers, particularly non-governmental issuers, involve risks which are not ordinarily associated with investing in domestic issuers. These risks include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Foreign securities may also be subject to greater fluctuations in price than similar securities of domestic issuers. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. In many countries, there is less government regulation of stock exchanges, brokers and listed companies than in the United States.

     With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those obligation, it may be difficult for the Portfolios to obtain or to enforce a judgment against the issuer. Where the fund invests in securities denominated in currencies other than United States dollars, such securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between various currencies.

LENDING PORTFOLIO SECURITIES

     In order to further the Money Market Portfolio's investment objective of seeking a high level of current income, it may lend its portfolio securities to brokers, dealers, and financial institutions, although it has no present intention of doing so.

     The amount of loaned securities will not exceed 5% of the Portfolio's net assets. Securities lending activities, if and when engaged in by the Money Market Portfolio, will be carried out in the manner described and subject to the conditions described in the caption "Lending Portfolio Securities" in the next section dealing with the Flexible Asset Allocation Portfolio.

INVESTMENT RESTRICTIONS

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Money Market Portfolio has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities. The "affirmative vote of the holders of a majority of the Portfolio's outstanding securities" means the vote of: (a) 67% or more of the class of stock representing an interest in the Portfolio present or represented by proxy at a meeting of the Portfolio's shareholders, if more than 50% of the outstanding shares of that class are present in person or by proxy at such meeting, or (b) more than 50% of the outstanding shares of that class of stock, whichever is less. Pursuant to the Money Market Portfolio's fundamental investment restrictions, it may not:

          (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Portfolio's total assets are deemed to constitute senior securities under the Investment Company Act of 1940 (the "1940 Act"));

          (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

          (c) purchase any securities on margin (except that, subject to the borrowing limitation in (h), the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities), or make short sales of securities or maintain a short position;

          (d) underwrite securities of other issuers (except insofar as the Portfolio or the Fund might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Portfolio);

          (e) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government Securities, as defined in Section 2(a)(16) of the 1940 Act;

          (f) invest more than 5% of the value of the Portfolio's total assets in, or invest in more than 10% of the outstanding voting securities of, any one issuer, except that this restriction does not apply to investments in U.S. Government Securities;

          (g) make loans, except that the Portfolio may enter into repurchase agreements as described above or in the prospectus, and the Portfolio may lend its portfolio securities, but not in amounts in excess of the 5% of the value of its assets;

          (h) borrow money, except from banks for temporary or emergency purposes, including the meeting or redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made, and the Portfolio will not make additional investments during any period that borrowings exceed 5% of the value of its total assets;

          (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (c) and (h);

          (j) enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Portfolio's total assets would be invested in such repurchase agreements and any other assets which are either illiquid or are not readily marketable;

          (k) invest in time deposits maturing in more than seven days. In addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Portfolio's total assets; and

          (l) purchase or sell interests in oil, gas, or other mineral explorations or development programs, commodities, or commodity contracts, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above, provided such securities are money market instruments in which the Portfolio is otherwise permitted to invest.

     NON-FUNDAMENTAL RESTRICTIONS. In addition to the fundamental investment restrictions set forth above, the Money Market Portfolio is subject to the following restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval. The Portfolio may not:

          (a) write, purchase or sell puts, calls (other than covered call options) or combinations thereof;

          (b) invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value at the time of the investment, would be invested in such securities. However, up to 25% of the total assets of the Portfolio may be invested in securities
     (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the New York Stock Exchange;

          (c) participate on a joint (or a joint and several) basis in any trading account in securities (but this does not include the "bunching" of orders for the sale or purchase of portfolio securities with other portfolios, with individually managed accounts, or with registered investment companies advised or sponsored by the Portfolio's investment advisor or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution);

          (d) alone, or together with any other portfolio or portfolios, make investments for the purpose of exercising control over, or management of, any issuer; and

          (e) purchase securities of other investment companies.

     COMPUTATION RULE. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Portfolio's total assets will not constitute a violation of the percentage restriction.

                FLEXIBLE ASSET ALLOCATION PORTFOLIO INVESTMENTS,
                     INVESTMENT PRACTICES AND RESTRICTIONS

     The investment objective of the Flexible Asset Allocation Portfolio and the policies by which it pursues that objective are set forth in the prospectus. This section describes in more detail certain securities in which the Portfolio may invest and certain investment practices that it may use and augments the explanation found in the prospectus.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     From time to time, in the ordinary course of business, the Flexible Asset Allocation Portfolio may purchase securities on a when-issued basis or delayed-delivery basis, i.e., delivery and payment can take place a month or more after the transaction. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. At the time the Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase price. The Portfolio will also establish a segregated account with the Fund's custodian bank in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value, marked to market on a daily basis, to commitments for such when-issued or delayed-delivery securities. As a general matter Flexible Asset Allocation Portfolio will hold less than 5% of its assets in commitments to purchase securities on a delayed-delivery or when-issued basis and will not, under any circumstances, purchase securities on a when-issued basis or delayed-delivery basis if, as a result, more than 10% of its net assets would be so invested.

LOANS OF PORTFOLIO SECURITIES

     The Portfolio may from time to time lend securities it holds to brokers, dealers and financial institutions, up to a maximum of 20% of its total value. Likewise, the Money Market Portfolio may lend its securities up to a maximum of 5% of the Money Market Portfolio's net assets. This percentage may not be increased without approval of a majority of the outstanding voting securities of the respective Portfolios. Such loans will be secured by the collateral in the form of cash or U.S. Treasury securities, which at all times the loan is outstanding, will be maintained in an amount at least equal to the current market value of the loaned securities. The Portfolios will continue to receive interest and dividends on the loaned securities during the term of the loans, and in addition, will receive a fee from the borrower or interest earned from investment of cash collateral in short-term securities in which cash collateral is invested during the term of the loan.

     The right to terminate a loan of securities, subject to appropriate notice, will be given to either party. When a loan is terminated, the borrower will return the loaned securities to the lender. A Portfolio will not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were important with respect to the investment.

     Each Portfolio will limit the amount of securities lending so that the aggregate amount of interest received attributed to securities loaned, if considered "other income" for federal tax purposes, will not cause it to lose its tax status as a regulated investment company.

     The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when collateral is insufficient to replace the full amount of the loaned securities. The borrower would be liable for the shortage, but the Portfolio would be an unsecured creditor with respect to such shortage and might not be able to recover all or any of it. In order to minimize this risk, Portfolios will make loans of securities only to firms that AAI (under the supervision of the Board of Directors) deems creditworthy.

COVERED CALL OPTIONS

     The Flexible Asset Allocation Portfolio may write covered call options that are traded on a national securities exchange with respect to securities in the Portfolio (ensuring that at all times the Portfolio will have the securities which it may be obligated to deliver if the option is exercised). The Portfolio may write call options on its securities in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. As the writer of a call option, the Portfolio receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as the Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price of the option, except insofar as the premium represents such a profit.

     The Flexible Asset Allocation Portfolio may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. Although writing only those call options that are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to effect such transactions at any particular time or at any acceptable price. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could affect brokerage costs.

GNMA CERTIFICATES

     The Flexible Asset Allocation Portfolio may invest up to 50% of its net assets in Government National Mortgage Association ("GNMA") Certificates. GNMA Certificates are securities representing part ownership of a pool of mortgage loans. These loans, issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, are insured either by the Federal Housing Administration or by the Veterans Administration. Each pool of mortgage loans is assembled and, after being approved by GNMA, is sold to investors through broker-dealers in a form of certificates representing participation in the pool. GNMA guarantees the timely payment of principal and interest of each mortgage in the pool and its guarantee is backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that a borrower pays the principal over the term of the loan rather than in a lump sum at maturity. GNMA Certificates are called "pass-through" certificates because both principal and interest payments on the mortgages (including prepayments) are passed through to the holder of the certificate.

     The average life of GNMA Certificates varies with the maturities of the underlying mortgages. The Flexible Asset Allocation Portfolio may use principal payments it receives to purchase additional GNMA Certificates or other investments permitted to it. Prepayments of any mortgages in the pool will usually result in the return of the greatest part of principal invested well before the maturity of the mortgages in the pool. The volume of such prepayments of principal in a given pool of mortgages will influence the actual yield of the GNMA Certificate. Also, the Flexible Asset Allocation Portfolio may reinvest principal repaid to it in instruments whose yield may be higher or lower than that of the GNMA Certificate had such prepayments not been made.

INVESTMENT RESTRICTIONS

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Flexible Asset Allocation Portfolio has adopted a number of fundamental policies restricting the investment of its assets, which may not be changed without the affirmative vote of the holders of a majority of the Portfolio's outstanding voting securities. The "affirmative vote of the holders of a majority of the Portfolio's outstanding securities" means the vote of: (a) 67% or more of the class of stock representing an interest in the Portfolio present or represented by proxy at a meeting of the Portfolio's shareholders, if more than 50% of the outstanding shares of that class are present in person or by proxy at such meeting, or (b) more than 50% of the outstanding shares of that class of stock, whichever is less. Pursuant to the Flexible Asset Allocation Portfolio's fundamental investment restrictions, it may not:

          (a) issue senior securities (except to the extent that borrowings under paragraph (h) below exceeding 5% of the value of the Portfolio's total assets be deemed to constitute senior securities under the Investment Company Act of 1940 (the "1940 Act")) however, this prohibition shall not limit the Portfolio's ability to write covered call options;

          (b) purchase real estate or any interest therein, except through the purchase of corporate or certain government securities (including securities secured by a mortgage or a leasehold interest or other interest in real estate). A security issued by a real estate or mortgage investment trust is not treated as an interest in real estate;

          (c) purchase any securities on margin (except that, subject to the borrowing limitation in (h), the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of Portfolio securities), or make short sales of securities or maintain a short position. However, this prohibition shall not limit the Portfolio's ability to write covered call options;

          (d) underwrite securities of other issuers (except insofar as the Portfolio or the Fund might be deemed an underwriter under the Securities Act of 1933 in certain resales of portfolio securities held by the Portfolio);

          (e) invest more than 25% of the value of its total assets in the securities of issuers having their principal activity in any particular industry, other than U.S. Government Securities, as defined in Section 2(a)(16) of the 1940 Act. For the purpose of defining the term "particular industry," utilities will be divided according to their services. For example, gas, gas transmission, electric and telephone each will be considered a separate industry;

          (f) as to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer (except that this restriction shall not apply to U.S. Government Securities) or invest in more than 10% of the outstanding voting securities of any one issuer;

          (g) make loans, except that the Portfolio may enter into repurchase agreements as described above or in the prospectus, and the Portfolio may lend its portfolio securities in amounts up to 20% of the value of its total assets;

          (h) borrow money, except from banks for temporary or emergency purposes, including the meeting or redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of the Portfolio's total assets at the time the borrowing is made, and the Portfolio will not make additional investments during any period that borrowings exceed 5% of the value of its total assets. This limitation on borrowing money shall not limit the Portfolio's ability to write covered call options;

          (i) pledge, hypothecate, mortgage or transfer as security for indebtedness any securities held by the Portfolio, except in an amount of not more than 10% of the value of its total net assets, and then only to secure borrowings permitted by (c) and (h);

          (j) invest in illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof, more than 15% of the value of the Portfolio's total assets would be invested in such illiquid securities;

          (k) invest in time deposits maturing in more than seven days. In addition, time deposits maturing in two business days to seven calendar days may not exceed 10% of the value of the Portfolio's total assets; and

          (l) purchase or sell interests in oil, gas, or other mineral explorations or development programs, commodities, or commodity contracts, except that the Portfolio may purchase securities of issuers which invest or deal in any of the above, provided that such securities meet the Portfolio's other investment criteria.

     NON-FUNDAMENTAL RESTRICTIONS. In addition to the fundamental investment restrictions set forth above, the Flexible Asset Allocation Portfolio is subject to the following additional restrictions in implementing its investment policy. These additional restrictions are not fundamental and may be changed by the Board of directors without shareholder approval. The Flexible Asset Allocation Portfolio is subject to the same non-fundamental investment restrictions as apply to the Money Market Portfolio (described above) except as modified below.

          (e) the Flexible Asset Allocation Portfolio will not purchase securities of other investment companies if, a result thereof, the Portfolio would own more than 3% of the total outstanding voting stock of any one investment company, or more than 5% of the Portfolio's assets would be invested in any one investment company, or more than 10% of the Portfolio's total assets would be invested in securities of investment companies.

          (f) the Flexible Asset Allocation Portfolio will not invest more than 30% of its total assets, measured at the time of investment, in debt securities (other than U.S. Government Securities) that are rated lower than the four highest rating categories by Moody's Investor Service, Inc. ("Moody's") or Standard &

     Poor's Corporation ("Standard & Poor's") or are unrated. This restriction shall apply to such unrated securities as AAI may determine, pursuant to procedure adopted by the Board of Directors to be of comparable quality to those securities assigned a rating in one of the four highest categories.

          (g) the Flexible Asset Allocation Portfolio will not purchase or retain the securities of any issuer if any officer or director of the Fund, AAI or any affiliated person of the Fund or AAI beneficially own more than 0.5% of the securities of such issuer or together in the aggregate own more than 5% of the securities of such issuer.

              RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS

     Up to 30% of the total assets of the Total Return Portfolio may be invested in debt instruments that are unrated or are rated lower than the four highest rating categories assigned by Moody's or Standard & Poor's. Furthermore, debt instruments that are rated in the four highest categories assigned by Moody's or Standard & Poor's (i.e. investment grade debt instruments), and especially those which are investment grade but are not high quality (i.e. rated Baa by Moody's or BBB by Standard & Poor's) may, after purchase by the Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position.

LOWER QUALITY DEBT INSTRUMENTS ENTAIL CERTAIN RISKS

     Lower-rated fixed income securities (i.e. those rated Ba or lower by Moody's or BB or lower by Standard & Poor's) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower rated securities than it does with regard to higher-rated securities and AAI's success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market value of such securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower rated bonds may depress prices and liquidity for such securities. To the extent the Flexible Asset Allocation Portfolio invests in such securities, factors adversely affecting the market value of lower rated securities will adversely affect the Flexible Asset Allocation Portfolio's net asset value. In addition, the Flexible Asset Allocation Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of fixed-income securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in fixed-income securities generally entails less risk than an investment in common stock of the same issuer.

     Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments or the issuers inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because securities are generally unsecured and are often subordinated to other creditors of the issuer.

     Lower-rated debt securities have call or buy-back features that would permit an issuer to call or repurchase the security from the Flexible Asset Allocation Portfolio. If a call were exercised by the issuer during a period of declining interest rates, the Flexible Asset Allocation Portfolio would likely have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Flexible Asset Allocation Portfolio.

     The Flexible Asset Allocation Portfolio may have difficulty disposing of certain lower-rated debt securities for which there is a thin trading market. Because not all dealers maintain markets in all lower-rated debt securities, there is no established retail secondary market for many of these securities, and the Portfolio anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for such securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Flexible Asset Allocation Portfolio's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Fund's Board of Directors. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

     The Flexible Asset Allocation Portfolio may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Flexible Asset Allocation Portfolio may incur special costs on disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

     The Flexible Asset Allocation Portfolio also may acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Portfolio has no arrangement with any person concerning the acquisition of such securities, and the investment adviser will carefully review the credit and other characteristics pertinent to such new issues.

     From time to time, there have been proposals for legislation designed to limit the use of certain lower-rated securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals if enacted into law could reduce the market for such securities generally, could negatively affect the financial condition of the issuers of lower-rated securities by removing or reducing a source of future financing, and could negatively affect the value of specific lower-rated issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The directors and officers of the Fund and their principal occupations for the last five years are set forth below. Unless otherwise noted, the address of each director and officer is 6610 West Broad Street, Richmond, Virginia 23230. Those individuals designated with an asterisk are "interested Persons" of the Fund, as the term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

John J. Palmer, President & Director*

     Director, Aon Advisors, Inc., since 1987. Director, The Life Insurance Company of Virginia ("Life of Virginia"), since 1986. Senior Vice President, Life of Virginia, since 1980. President, Life of Virginia Series Fund, Inc. since 1986. President, Forth Financial Securities Corporation, since 1992.

Wallace L. Chandler, President & Director
P.O. Box 25099
Richmond, VA 23260

     Director, Universal Corporation since 1986. Vice Chairman, Universal Corporation until December 31, 1988. Director, Lawyer's Title Corporation since 1991. Director, Regency Financial Shares, Inc., since 1989 and Chairman since 1992. Director and Vice Chairman, Regency Bank, from 1987 to 1992.

John E. Leard, Director
6207 Monument Ave.
Richmond, VA 23226

     Retired-Vice President, Richmond Newspapers, Inc. Retired Executive Editor, the Richmond Times-Dispatch and The Richmond News Leader.

Robert P. Martin, Jr., Director
P.O. Box 12085
Richmond, Va 23241

     Self-employed investment consultant since 1985. Managing Director, Continental Investment Advisors, Ltd., 1984 to 1985.

J. Clifford Miller, III, Director
7103 Glen Parkway
Richmond, VA 23229

     Account Executive, Davenport & Co. of Virginia, Inc., Richmond, Virginia, since 1992. Owner, Miller Farms. Consultant since 1988. Head -- Upper School, Collegiate Schools, until 1988. Director, Miller Manufacturing Co., Inc. General Partner, Miller Land Fund, since 1987.

Lawrence R. Miller, Vice President & Director*
123 North Wacker Drive
Chicago, IL 60606

     Vice-President -- Investments, Combined Insurance Company of America, since 1986. Senior Executive Director, Aon Advisors, Inc., since 1991. Executive Director, Aon Advisors, Inc., 1987-1990. Executive Director, Continental Investment Advisors, Ltd., from 1986 to 1987.

J. Garnett Nelson, Director*

     Director, Life of Virginia, 1989-1985. Senior Vice President, Life of Virginia, 1988-1995. Executive Director, Aon Advisors, Inc., 1986-1985. Director, RAC Income Fund, Inc., Director, Lawyers Title Corporation, since 1992.

Lee A. Putney, Director
4208 Sulgrave Road
Richmond, VA 23221

     Director, Regency Financial Shares, Inc., since 1989. Director, Regency Bank, since 1987. Managing Partner, KPMG Peat Marwick, from 1964 to 1985.

Jerry G. Overman, Vice President*

     Treasurer and Director of Investment Services of Aon Advisors, Inc., since 1985. Treasurer, Life of Virginia, since 1988. Second Vice President and Treasurer of Continental Investment Advisors, Ltd., from 1984 to 1986.

Linda L. Lanam, Secretary*

     Corporate Secretary for Life of Virginia and for a number of Life of Virginia affiliates since 1992. Vice President and Senior Counsel of Life of Virginia since 1989. Vice President and Senior Counsel, Union Fidelity Life Insurance Company from 1986 to 1989.

Scott R. Reeks, Treasurer*

     Director of Marketing Administration and Equity Operations, Life of Virginia, since 1991. Manager-Equity Operations, Life of Virginia, 1986-1991. Treasurer, Vice President and Manager of Operations, Forth Financial Securities Corporation, since 1985. Treasurer, Life of Virginia Series Fund, since 1985.

     Each of the Directors, except Lawrence R. Miller, also serves as a director of Life of Virginia Series Fund, Inc. ("LOVSF"). Directors or officers who are interested persons of the Fund do not receive any compensation from the Fund for their services to the Fund. The Directors who are not interested persons of the Fund receive compensation at a rate of $4,000.00 annually, plus $250.00 per board or committee meeting attended. In addition, Directors who are not interested persons of the Fund also are reimbursed for any out-of-pocket expenses incurred in connection with affairs of the Fund.


                        TABLE OF DIRECTORS COMPENSATION



                                                                                    TOTAL COMPENSATION
                                                          AGGREGATE COMPENSATION       FROM THE FUND
                   NAME OF DIRECTOR                           FROM THE FUND              AND LOVSF
-------------------------------------------------------   ----------------------    -------------------
Mr. Chandler...........................................           $4,700                  $ 7,500
Mr. Leard..............................................           $5,000                  $ 8,000
Mr. Martin.............................................           $5,000                  $ 8,000
Mr. C. Miller..........................................           $5,000                  $ 8,000
Mr. L. Miller..........................................                0                        0
Mr. G. Nelson..........................................                0                        0
Mr. J. Palmer..........................................                0                        0
Mr. L. Putney..........................................           $5,000                  $ 8,000


     Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expenses for pension or retirement benefits.

INVESTMENT ADVISOR

     Aon Advisors, Inc. ("AAI"), a Virginia corporation with offices in Richmond, Virginia and Chicago, Illinois, serves as an investment advisor to both Portfolios pursuant to an investment advisory agreement related to each Portfolio ("Advisory Agreements") dated April 26, 1995 for Flexible Asset Allocation Portfolio and January 27, 1994 for Money Market Portfolio. AAI is a wholly-owned subsidiary of Aon Corporation, a holding company whose common stock is listed for trading on the New York Stock Exchange. Information concerning AAI and the basic provisions of the Advisory Agreement are described in the Prospectus under the caption "Investment Advisor."

     The duties and responsibilities of the Investment Advisor are specified in the Advisory Agreements. The Agreements were both approved by the Board of Directors of the Fund (including a majority of directors who are not parties to the Agreement or interested persons, as defined by the 1940 Act, of any such party) at meetings held on October 27, 1993 (Money Market Portfolio) and April 26, 1995 (Flexible Asset Allocation Portfolio). The agreements are not assignable and may be terminated without penalty upon 60 days written notice at the option of either the Fund or AAI or by a vote of shareholders of each Portfolio. Each provides that it can be continued from year to year so long as such continuance is specifically approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio and (b) by a majority vote of the Directors who are not parties to the Agreement or interested persons of any such party cast in person at a meeting.

     AAI (under the supervision of the Board of Directors) continuously furnishes an investment program for each Portfolio, is responsible for the actual managing of the investments of each Portfolio and has responsibility for making decisions governing whether to buy, sell or hold any particular security. In carrying out its obligations to manage the investment and reinvestment of the assets of each Portfolio, AAI performs research and obtains and evaluates pertinent economic, statistical and financial data relevant to the investment policies of each Portfolio.

     In addition to performing management duties and providing the investment advice described above, AAI is responsible for the administrative services in connection with the management of the Fund and the Portfolios, including financial reporting.

     The Agreements also provide that the AAI shall not be liable to the Fund or to any shareholder for any error of judgement or mistake of law or for any loss suffered by the Fund or by any shareholder in connection with matters to which the Agreements relate, except for a breach of fiduciary duty or a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of AAI in the performance of its duties thereunder.


     The Money Market Portfolio paid the following in investment advisory fees (net of reimbursements) during the last three fiscal years: 1995, $487,553; 1994, $410,817; and 1993, $420,563. The Flexible Asset Allocation Portfolio paid the following in investment advisory fees (net of reimbursements) during the last fiscal year and previous fiscal period: 1995, $218,580 and 1994, $49,839.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     AAI determines which securities to buy and sell for the Portfolios, selects brokers and dealers to effect the transactions, and negotiates commissions. Transactions in equity securities will usually be executed through brokers who will receive a commission paid by the Portfolios. Fixed income securities are generally traded with dealers acting as principals for their own accounts without a stated commission. The dealer's margin is reflected in the price of the security. Money market instruments may be traded directly with the issuer. Underwritten offerings of stock or fixed-income securities may be purchased at a price that includes compensation to the underwriter.

     Decisions with respect to the purchase and sale of portfolio securities, including allocation of portfolio business and the negotiation of the price of the securities and commissions, if any, are made by AAI. Neither AAI nor any company affiliated with it will act as a broker or dealer for the purposes of executing portfolio transactions for the Portfolios.

     The primary consideration in allocating transactions to brokers or dealers is prompt and effective execution of orders at the most favorable security prices obtainable ("best execution"). When this primary consideration of best execution has been met, consideration may be given to additional factors, such as furnishing of supplemental research and other services deemed to be of value to the Fund or to AAI. AAI is authorized to execute orders with dealers or brokers that provide research and security and economic analysis that supplements the research and analysis of AAI, even through the spread of commission at which an order is executed may be higher than that which another dealer or broker might charge, provided AAI determines in good faith that the amount of the spread or commission is reasonable in relation to the value of the services provided. Such research and services include advice as to the value of securities, and advisability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The research may be useful at AAI in serving both the Portfolios and other accounts managed by AAI and, conversely, supplemental research obtained by the placement of business of such other accounts may be useful to AAI in carrying out its obligations to the Portfolios. The receipt of such supplemental research and other services is not expected to reduce AAI's expenses in advising the Portfolios.

     Securities held by the Portfolios may also be held by insurance company separate accounts or other mutual funds or private investment accounts for which the AAI acts as an advisor. Because of different investment objectives or other factors, a particular security may be bought by the AAI or for one or more of its clients, when one or more other clients are selling the same security. If purchases or sales of securities for the Portfolios or other clients of AAI arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Portfolio, and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of AAI during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     Investment decisions for the Portfolios will be made independently from those of other accounts that may be managed by AAI. If, however, accounts managed by AAI are simultaneously engaged in purchases of the same securities, then pursuant to the authorization of the Fund's Board of Directors, available securities may be allocated to each account and may be averaged as to price in whatever manner AAI deems to be fair. In some cases, this system might adversely affect the price paid by the Portfolios or limit the size of the position obtainable for the Portfolios.

                        DETERMINATION OF NET ASSET VALUE

GENERAL

     The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open for trading, except that shares of the Portfolios may not be purchased or redeemed, and such shares will not be priced, on the following days: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day. The Money Market Portfolio will also be open for business on Good Friday.

     The net asset value of the Money Market Portfolio's shares for purposes of pricing orders for purchase and redemption of shares is determined as of 1:30 p.m. (Central Time). The net asset value of the Flexible Asset Allocation Portfolio's shares for the purposes of pricing orders for purchase and redemption of shares is determined as of the close of regular trading (currently 3:00 p.m. Central Time) on the NYSE, on each day that the Fund is open for business.

     For each Portfolio, net asset value per share is calculated for purchases and redemptions by dividing the value of all securities and other assets of the Portfolio, less the liabilities of the Portfolio, by the number of the Portfolio's outstanding shares.

MONEY MARKET PORTFOLIO

     The Fund intends to use its best efforts to maintain the Money Market Portfolio's net asset value at $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis. Net asset value is computed using the amortized cost method. The Board of Directors will take such action as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any material dilution or other unfair results that might arise from differences between net asset value per share based on market value and net asset value per share based on amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotation, if available, or, if not available, at a fair value as determined in good faith by the Board of Directors. The Fund may also reduce the number of the Money Market Portfolio's outstanding shares by redeeming proportionately from shareholders, without the payment of any monetary consideration, such number in full and fractional shares as is necessary to maintain the net asset value per share at $1.00. By investment in the Money Market Portfolio, shareholders are deemed to have agreed to such redemption.

FLEXIBLE ASSET ALLOCATION PORTFOLIO

     Equity securities (including common stocks, preferred stocks, convertible securities and warrants) and call options written on all portfolio securities, listed or traded on a national exchange are valued at their last sale price on the exchange prior to the time when assets are valued. In the absence of any exchange sales on that day and for unlisted equity securities, such securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. In the absence of any National Market System sales on that day, equity securities are valued at the last reported bid price.

     Debt securities traded on a national exchange are valued at their last sale price on that exchange prior to the time when assets are valued, or, lacking any sales, at the last reported bid price. Debt securities other than money market instruments traded in the over-the-counter market are valued at the last reported bid price or at yield equivalent as obtained from one or more dealers that make markets in the securities. Debt securities traded in both the over-the-counter market and on a national exchange are valued according to the broadest and most representative market, and it is expected that this ordinarily will be the over-the-counter market.

     Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations provided by a pricing service retained for this purpose.

     Debt instruments held with a remaining maturity of 60 days or less are generally valued on an amortized cost basis. Under the amortized cost basis method of valuation, the security is initially valued at its purchase price (or in the case of securities purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter by amortizing any premium or discount uniformly to maturity. If for any reason the Fund. Directors believe the amortized cost method of valuation does not fairly reflect the fair value of any security, fair value will be determined in good faith by or under the direction of the Board of Directors of the Fund as in the case of securities having a maturity of more than 60 days.

                               YIELD INFORMATION

     The Aon Money Market Portfolio provides a current yield quotation based on a seven-day period. This yield quotation is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the net change in account value by the value of the account at the beginning of the period to obtain the base period return, and analyzing this quotient on a 365-day basis (i.e., multiplying the base period return by 365/7). The net change in account value reflects the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares during this period. The Money Market Portfolio may also quote an effective yield for a seven-day period, which is computed by 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result. (The current annualized effective yield is computed by expressing the annualized return on a compounded, annualized basis).

     The current yields quoted will be for a recent seven-day period. Current yields will fluctuate from time to time and are not necessarily representative of future results. The yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses.

     Current yield information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. From time to time, advertisements for the Money Market Portfolio may include comparison of the Portfolio's performance to that of various market indices.

                                     TAXES

     Each Portfolio intends to qualify and to continue to qualify as a regulated invested company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Portfolio must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options, futures or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the Portfolio's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation");

(3) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities that, with respect to any one issuer, do no exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and (4) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     Each Portfolio will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. Each Portfolio intends to make sufficient distributions to avoid this 4% excise tax.

     Dividends and interest received by each Portfolio may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investment by foreign investors.

     The Portfolios may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (2) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Portfolio would be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income would be included in the Portfolio's investment company taxable income, and accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, that Portfolio will be required to include income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss), even if they are not distributed to the Portfolio; those amounts would be subject to the Distribution Requirement. The ability of the Portfolio to make this election may be limited.

     The foregoing is only a general summary of some of the import ant Federal income tax considerations generally affecting the Portfolio and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Portfolios' activities. Potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any applicable state, local, or foreign taxes.

                             ADDITIONAL INFORMATION

CUSTODIAN, TRANSFER AGENT AND ACCOUNTING AGENT

     Firstar Trust Company ("FTC") is the custodian, transfer agent, and accounting agent for the Fund. Under the custodian agreement between the Fund and FTC, the bank may appoint a subcustodian bank with the approval of the Fund's directors. FTC will also calculate the net asset value per share on each day that the New York Stock Exchange is open for trading, except that shares of the Fund will not be priced on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Thanksgiving Day, Veteran's Day, and Christmas Day. FTC has no part in determining the investment policies of the Fund or the securities to be purchased or sold by the Fund.

INDEPENDENT AUDITORS


     Ernst & Young LLP acts as independent auditors for the Fund. Its offices are at One James Center, 901 East Cary Street, Suite 1000, Richmond, Virginia 23219. Ernst & Young LLP performs an audit of the financial statements of the Fund annually.


LEGAL COUNSEL

     Sutherland, Asbill & Brennan, 1275 Pennsylvania Avenue, NW, Washington, DC 20004-2404, is counsel for the Fund.

CAPITAL STOCK

     Aon Asset Management Fund, Inc. is a Virginia corporation, incorporated on August 27, 1991. It has authorized capital of three billion shares of common stock, par value one mill ($.001) per share. All of the shares of the authorized capital stock have been divided into and may be issued in a designated class as follows: 750 million shares have been designated as Class A shares, representing interests in the Money Market Portfolio; 450 million shares have been designated Class B shares, representing interests in the Flexible Asset Allocation Portfolio and 400 million shares each have been designated classes C and D and 250 million shares each for classes E, F, G, H.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective class and, upon liquidation or dissolution, in net assets allocated to such class remaining after satisfaction of outstanding liabilities. The shares of each class, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

REPORTS

     The Fund will issue unaudited semi-annual reports showing each Portfolio's investments and other information, and it will issue audited annual reports containing financial statements audited by the Fund's independent auditors.

OTHER INFORMATION

     This Statement of Additional Information and the prospectuses for the Portfolios do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                                   APPENDIX A

                     DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICES, INC.

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligation i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     D -- Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

     The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to indicate relative standing within the major rating categories.

STANDARD & POOR'S CORPORATION

     AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

     A: Bonds rated A have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

     BB-B-CCC-CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Unrated: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Notes: Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative obligations. The Fund is dependent on the Adviser's judgment, analysis and experience in the evaluation of such bonds.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

     MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

          PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed;
     (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     STANDARD & POOR'S CORPORATION ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

          A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

          A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

     FITCH INVESTORS SERVICE, INC. ("FITCH"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

          F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

          F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

          F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

     DUFF & PHELPS, INC. ("DUFF & PHELPS"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

          Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     IBCA LIMITED OR ITS AFFILIATE IBCA INC. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

          A1+: Obligations supported by the highest capacity for timely repayment.

          A1: Obligations supported by a very strong capacity for timely repayment.

          A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

     THOMSON BANKWATCH, INC. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less:

          TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

          TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

                          AUDITED FINANCIAL STATEMENTS

                        AON ASSET MANAGEMENT FUND, INC.

                          YEAR ENDED OCTOBER 31, 1995
                      WITH REPORT OF INDEPENDENT AUDITORS

                        Aon Asset Management Fund, Inc.

                          Audited Financial Statements

                          Year ended October 31, 1995

                               TABLE OF CONTENTS

Report of Independent Auditors.......................................................    F-2

Financial Statements

Statements of Assets and Liabilities.................................................    F-3
Statements of Operations.............................................................    F-4
Statements of Changes in Net Assets..................................................    F-5
Schedule of Investments..............................................................    F-6
Notes to Financial Statements........................................................   F-19
Financial Highlights.................................................................   F-23

                                  [LETTERHEAD]

                         Report of Independent Auditors

To the Shareholders and Board of Directors
Aon Asset Management Fund, Inc.

     We have audited the statements of assets and liabilities, including the schedules of investments, of Aon Asset Management Fund, Inc. (comprising, the Money Market and Flexible Asset Allocation Portfolios) as of October 31, 1995, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (Money Market Portfolio) and for the year ended October 31, 1995 and for the period from March 1, 1994 to October 31, 1994 (Flexible Asset Allocation Portfolio), and the financial highlights for each of the fiscal periods since 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Aon Asset Management Fund, Inc. at October 31, 1995, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (Money Market Portfolio) and for the year ended October 31, 1995 and for the period from March 1, 1994 to October 31, 1994 (Flexible Asset Allocation Portfolio), and the financial highlights for each of the fiscal periods since 1992, in conformity with generally accepted accounting principles.

                                             ERNST & YOUNG LLP

Richmond, Virginia
December 1, 1995

                      Statements of Assets and Liabilities

                        Aon Asset Management Fund, Inc.

                                October 31, 1995

                                                                                     FLEXIBLE
                                                                      MONEY            ASSET
                                                                      MARKET        ALLOCATION
                                                                    PORTFOLIO        PORTFOLIO
                                                                   ------------    -------------
ASSETS
  Investments in securities at fair value
     (cost -- $68,299,794)......................................   $         --    $  73,267,471
  Investments in securities at amortized cost which approximates
     fair value.................................................    426,399,125               --
  Cash..........................................................            737           70,680
  Dividends receivable..........................................             --           13,886
  Interest receivable...........................................        714,883          442,838
  Receivable for securities sold................................             --          690,993
  Due from affiliates...........................................             --            9,432
                                                                   --------------
Total Assets....................................................    427,114,745       74,495,300

LIABILITIES
  Dividends payable.............................................      2,017,109               --
  Accrued expenses payable......................................          4,784          184,233
  Payable for securities purchased..............................      4,999,219          535,832
                                                                   --------------
Total Liabilities...............................................      7,021,112          720,065
                                                                   --------------
NET ASSETS......................................................   $420,093,633    $  73,775,235
                                                                   ==============
OUTSTANDING SHARES..............................................    420,093,633    6,126,826.738
                                                                   ==============
Net Asset Value Per Share.......................................          $1.00           $12.04
                                                                          =====           ======

See notes to financial statements.

                            Statements of Operations

                        Aon Asset Management Fund, Inc.

                          Year ended October 31, 1995

                                                                                      FLEXIBLE ASSET
                                                                      MONEY MARKET      ALLOCATION
                                                                       PORTFOLIO        PORTFOLIO
                                                                      ------------    --------------
INVESTMENT INCOME
  Interest.........................................................   $28,920,423       $  940,057
  Dividends........................................................            --          194,292
                                                                      -----------       ----------
                                                                       28,920,423        1,134,349
EXPENSES
  Investment advisory fee (Note 4).................................     1,706,435          218,580
  Custodian, transfer and accounting fees..........................       146,539           40,874
  Directors' fees..................................................        12,501           12,501
  Audit fees.......................................................        12,501           12,501
  Registration fees................................................         5,988           10,136
  Other............................................................        11,136               --
                                                                      -----------       ----------
                                                                        1,895,100          294,592
Less expense waiver (Note 4).......................................     1,218,882               --
                                                                      -----------       ----------
                                                                          676,218          294,592
                                                                      -----------       ----------
NET INVESTMENT INCOME..............................................    28,244,205          839,757
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sale of investments.........................         4,758        1,835,265
  Change in net unrealized appreciation on investments.............            --        4,907,281
                                                                      -----------       ----------
  Net realized and unrealized gain on investments..................         4,758        6,742,546
                                                                      -----------       ----------
INCREASE IN NET ASSETS FROM OPERATIONS.............................   $28,248,963       $7,582,303
                                                                      ===========       ==========

See notes to financial statements.

                      Statements of Changes in Net Assets

                        Aon Asset Management Fund, Inc.

                                                                                            FLEXIBLE
                                                                                              ASSET
                                                                             FLEXIBLE      ALLOCATION
                                                                               ASSET        PORTFOLIO
                                                                            ALLOCATION     PERIOD FROM
                                            MONEY MARKET PORTFOLIO           PORTFOLIO      MARCH 1,
                                           YEARS ENDED OCTOBER 31,          YEAR ENDED       1994 TO
                                      ----------------------------------    OCTOBER 31,    OCTOBER 31,
                                           1995               1994             1995           1994
                                      ---------------    ---------------    -----------    -----------
INCREASE IN NET ASSETS FROM
  OPERATIONS
  Net investment income............   $    28,244,205    $    15,318,373    $   839,757    $   174,960
  Net realized gain (loss) on sale
     of investments................             4,758           (605,310)     1,835,265        (46,231)
  Change in unrealized appreciation
     on investments................                --                 --      4,907,281         60,396
                                       --------------     --------------    -----------     ----------
  Net increase in net assets from
     operations....................        28,248,963         14,713,063      7,582,303        189,125
DIVIDENDS PAID TO SHAREHOLDERS
  FROM:
  Net investment income............       (28,244,205)       (15,318,373)      (835,923)      (174,960)
  Net realized gain on
     investments...................            (4,758)            (1,940)    (1,835,265)            --
  Distribution in excess of
     realized gains................                --                 --       (162,706)       (36,041)
                                       --------------     --------------    -----------     ----------
                                          (28,248,963)       (15,320,313)    (2,833,894)      (211,001)
CAPITAL SHARE TRANSACTIONS
  Proceeds from sale of shares.....     4,368,158,454      4,231,505,926     56,003,807     10,000,000
  Contribution of capital (Note
     4)............................                --            607,250             --             --
  Net asset value of shares issued
     upon reinvestment of
     dividends.....................         7,851,993          3,932,861      2,833,894        211,001
  Cost of redemption of shares.....    (4,366,829,092)    (4,236,594,456)            --             --
                                       --------------     --------------    -----------     ----------
Increase (decrease) in net assets
  from capital transactions........         9,181,355           (548,419)    58,837,701     10,211,001
                                       --------------     --------------    -----------     ----------
Increase (decrease) in net
  assets...........................         9,181,355         (1,155,669)    63,586,110     10,189,125
Net assets at beginning of
  period...........................       410,912,278        412,067,947     10,189,125             --
                                       --------------     --------------    -----------     ----------
Net assets at end of period........   $   420,093,633    $   410,912,278    $73,775,235    $10,189,125
                                       ==============     ==============    ===========     ==========
Undistributed net investment
  income...........................   $            --    $            --    $     3,834    $        --
                                       ==============     ==============    ===========     ==========

See notes to financial statements.

                            Schedule of Investments

                        Aon Asset Management Fund, Inc.

                                October 31, 1995

                                               PERCENTAGE
                                                   OF        PRINCIPAL
                                               NET ASSETS      AMOUNT          COST           VALUE
                                               ----------    ----------    ------------    ------------
MONEY MARKET PORTFOLIO
COMMERCIAL PAPER
Agricultural Product........................       3.59%
Weyerhauser Co.
  5.73% due November 2, 1995................                  3,090,000    $  3,089,508    $  3,089,508
  5.74% due November 6, 1995................                 12,000,000      11,990,433      11,990,433
                                                                           ------------    ------------
                                                                             15,079,941      15,079,941
Auto & Truck................................       0.38%
Fluor Corp.
  5.78% due November 14, 1995...............                  1,580,000       1,576,702       1,576,702
Ford Motor Credit Co.
  5.67% due November 17, 1995...............                  5,000,000       4,987,400       4,987,400
  5.73% due December 8, 1995................                  5,000,000       4,970,554       4,970,554
  5.70% due January 12, 1996................                  5,000,000       4,943,000       4,943,000
General Mtrs Accep Corp.
  5.79% due November 17, 1995...............                  5,000,000       4,987,133       4,987,133
  5.72% due January 31, 1996................                 10,000,000       9,855,411       9,855,411
                                                                           ------------    ------------
                                                                             31,320,200      31,320,200
Banking -- Foreign..........................       7.05%
Canadian Imperial
  5.67% due November 27, 1995...............                  5,000,000       4,979,525       4,979,525
  5.72% due December 1, 1995................                  5,000,000       4,976,167       4,976,167
  5.73% due January 4, 1996.................                  5,000,000       4,949,067       4,949,067
International Lease Financial Corp.
  5.66% due November 15, 1995...............                  5,000,000       4,988,994       4,988,994
  5.68% due November 21, 1995...............                  5,000,000       4,984,222       4,984,222
  5.70% due January 2, 1996.................                  4,797,000       4,749,909       4,749,909
                                                                           ------------    ------------
                                                                             29,627,884      29,627,884
Conglomerate................................       1.29%
Avco Financial Services Inc.
  5.75% due January 12, 1996................                  5,500,000       5,436,750       5,436,750
Consumer Cyclical...........................       1.18%
General Electric Co.
  5.70% due December 18, 1995...............                  5,000,000       4,962,792       4,962,792
Finance -- Miscellaneous....................      29.56%
American Express
  5.60% due November 8, 1995................                  5,000,000       4,994,556       4,994,556
  5.65% due November 22, 1995...............                  5,000,000       4,983,521       4,983,521
  5.70% due January 26, 1996................                  5,000,000       4,931,917       4,931,917
American General Finance
  5.73% due November 28, 1995...............                  5,000,000       4,978,513       4,978,513
  5.70% due December 22, 1995...............                  5,000,000       4,959,625       4,959,625

                        Aon Asset Management Fund, Inc.

                                               PERCENTAGE
                                                   OF        PRINCIPAL
                                               NET ASSETS      AMOUNT          COST           VALUE
                                               ----------    ----------    ------------    ------------
MONEY MARKET PORTFOLIO (CONTINUED)
COMMERCIAL PAPER (continued)
Finance -- Miscellaneous (continued)
Associates Corp. of North America
  5.70% due December 28, 1995...............                 10,000,000    $  9,909,750    $  9,909,750
  5.70% due January 22, 1996................                  5,000,000       4,935,083       4,935,083
Beneficial Corp.
  5.67% due December 8, 1995................                  5,000,000       4,970,863       4,970,863
  5.65% due February 7, 1996................                 10,000,000       9,846,194       9,846,194
Comerica Bank
  5.75% due April 8, 1996...................                  5,000,000       5,000,000       5,000,000
Du Pont E I DE Nemours & Co.
  5.70% due November 14, 1995...............                  5,000,000       4,989,708       4,989,708
First Natl Bank of Chicago
  6.17% due August 26, 1996.................                 10,000,000      10,000,000      10,000,000
Fleet Mortgage Group
  5.74% due January 22, 1996................                 10,000,000       9,869,256       9,869,256
General Electric Capital
  5.70% due December 8, 1995................                  5,000,000       4,970,708       4,970,708
  5.68% due January 16, 1996................                  5,000,000       4,940,044       4,940,044
Household Finance Corp.
  5.73% due November 16, 1995...............                 15,000,000      14,964,188      14,964,188
Preferred Receivables FDG Co.
  5.80% due November 8, 1995................                  5,000,000       4,994,361       4,994,361
  5.70% due December 6, 1995................                 10,000,000       9,944,583       9,944,583
                                                                           ------------    ------------
                                                                            124,182,870     124,182,870
Finance -- Service..........................       7.11%
Merrill Lynch & Co.
  5.75% due November 2, 1995................                  5,000,000       4,999,201       4,999,201
  5.75% due November 3, 1995................                 10,000,000       9,996,806       9,996,806
Morgan Stanley Group
  5.73% due November 10, 1995...............                  7,000,000       6,989,973       6,989,973
  5.73% due January 25, 1996................                  8,000,000       7,891,767       7,891,767
                                                                           ------------    ------------
                                                                             29,877,747      29,877,747
Insurance...................................       2.97%
Prudential Funding
  5.70% due November 3, 1995................                  7,500,000       7,497,625       7,497,625
  5.73% due November 15, 1995...............                  5,000,000       4,988,858       4,988,858
                                                                           ------------    ------------
                                                                             12,486,483      12,486,483
Miscellaneous...............................       8.28%
Asset Securitization Corp.
  5.70% due January 16, 1996................                  5,000,000       4,939,833       4,939,833
  5.63% due January 17, 1996................                 10,000,000       9,879,581       9,879,581

                        Aon Asset Management Fund, Inc.

                                               PERCENTAGE
                                                   OF        PRINCIPAL
                                               NET ASSETS      AMOUNT          COST           VALUE
                                               ----------    ----------    ------------    ------------
MONEY MARKET PORTFOLIO (CONTINUED)
COMMERCIAL PAPER (continued)
Miscellaneous (continued)
PHH Corp.
  5.72% due November 15, 1995...............                 15,000,000    $ 14,966,633    $ 14,966,633
Raytheon Co.
  5.72% due November 3, 1995................                  5,000,000       4,998,411       4,998,411
                                                                           ------------    ------------
                                                                             34,784,458      34,784,458
Oil & Gas...................................       3.57%
Mobil Corp.
  5.75% due November 7, 1995................                 15,000,000      14,985,625      14,985,625
Retail......................................       3.56%
Goldman Sachs Group
  5.72% due November 22, 1995...............                  5,000,000       4,983,317       4,983,317
  5.73% due November 22, 1995...............                 10,000,000       9,966,575       9,966,575
                                                                           ------------    ------------
                                                                             14,949,892      14,949,892
Technology..................................       3.56%
IBM Credit
  5.73% due November 14, 1995...............                 15,000,000      14,968,963      14,968,963
Telecommunication...........................       1.18%
Ameritech Cap. FDG. Corp.
  5.60% due January 19, 1996................                  5,000,000       4,938,556       4,938,556
Utility -- Communication....................       7.22%
AT&T Cap. Corp.
  5.86% due November 1, 1995................                  5,000,000       5,000,000       5,000,000
Bell Atlantic Financial Svcs.
  5.71% due November 30, 1995...............                 10,369,000      10,321,305      10,321,305
Bell So. Capital Funding C/P
  5.65% due November 1, 1995................                 15,000,000      15,000,000      15,000,000
                                                                           ------------    ------------
                                                                             30,321,305      30,321,305
Utility -- Electric.........................       3.57%
Pacific Gas & Electric
  5.72% due November 10, 1995...............                 15,000,000      14,978,550      14,978,550
                                                                           ------------    ------------
TOTAL COMMERCIAL PAPER......................      91.15%                    382,902,016     382,902,016
REPURCHASE AGREEMENTS.......................       1.19%
First Bank America SE MI
  5.80% due January 4, 1996.................                  2,000,000       2,000,000       2,000,000
Harris Nesbit Thompson Repo
  5.70% due November 1, 1995................                  2,994,000       2,994,000       2,994,000
                                                                           ------------    ------------
TOTAL REPURCHASE AGREEMENTS.................       1.19%                      4,994,000       4,994,000

                        Aon Asset Management Fund, Inc.

                                               PERCENTAGE
                                                   OF        PRINCIPAL
                                               NET ASSETS      AMOUNT          COST           VALUE
                                               ----------    ----------    ------------    ------------
MONEY MARKET PORTFOLIO (CONTINUED)
U.S. GOVERNMENT SECURITIES
U.S. Government Agencies....................       7.14%
Federal Farm Credit Bank
  6.10% due November 1, 1995................                 10,000,000    $ 10,000,000    $ 10,000,000
  5.94% due December 1, 1995................                  5,000,000       5,000,000       5,000,000
  5.72% due February 1, 1996................                 10,000,000      10,000,000      10,000,000
  5.66% due February 1, 1996................                  5,000,000       4,999,219       4,999,219
                                                                           ------------    ------------
                                                                             29,999,219      29,999,219
                                                                           ------------    ------------
TOTAL U.S. GOVERNMENT SECURITIES............       7.14%                     29,999,219      29,999,219
CORPORATE BONDS
Asset Back Security.........................       2.02%
Corporate Asset Fndg. Co.
  5.72% due November 21, 1995...............                  8,531,000       8,503,890       8,503,890
                                                                           ------------    ------------
TOTAL CORPORATE BONDS.......................       2.02%                      8,503,890       8,503,890
                                                                           ------------    ------------
TOTAL INVESTMENTS...........................     101.50%                   $426,399,125     426,399,125
                                                                            ===========
Liabilities, less cash and other assets.....      -1.50%                                     (6,305,492)
                                                                                           ------------
NET ASSETS..................................     100.00%                                   $420,093,633
                                                                                            ===========

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO
COMMON STOCKS -- BANKING & FINANCIAL SERVICE
Bank & Bank Holding Co.........................       0.53%
NationsBank Corp. .............................                      6,000    $   315,547    $   394,500
Financial Service..............................       1.22%
First Investors Financial Service Group (A)....                      7,000         77,000         67,375
Green Tree Financial Corp. (A).................                     24,000        642,936        639,000
PMT Services Inc. (A)..........................                      5,000        112,500        134,375
Pioneer Financial Services Inc. ...............                      4,000         56,240         56,000
                                                                              -----------    -----------
                                                                                  888,676        896,750
Insurance......................................       1.98%
American General Corp. ........................                      8,500        297,947        279,438
American International Group...................                     14,000      1,059,597      1,181,250
                                                                              -----------    -----------
                                                                                1,357,544      1,460,688
Real Estate....................................       0.44%
Centerpoint Properties Corp. ..................                      4,000         74,120         90,500
Glimcher Realty Trust..........................                      5,000        105,000         90,000
JDN Realty Corp. (A)...........................                      7,000        141,750        142,625
                                                                              -----------    -----------
                                                                                  320,870        323,125
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- BANKING & FINANCIAL
  SERVICE......................................       4.17%                     2,882,637      3,075,063
COMMON STOCKS -- CAPITAL GOODS
Production.....................................       0.24%
Illinois Tool Works............................                      3,000        134,805        174,375
Electrical Equipment...........................       0.06%
California Microwave Inc. (A)..................                      2,000         57,000         44,000
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- CAPITAL GOODS...........       0.30%                       191,805        218,375
COMMON STOCKS -- CONSUMER CYCLICAL
Apparel........................................       0.38%
Gucci Group (A)................................                        500         11,000         15,000
Tommy Hilfiger Corp. (A).......................                      7,000        151,860        266,875
                                                                              -----------    -----------
                                                                                  162,860        281,875
Auto & Truck...................................       1.19%
Ford Motor Co. ................................                      2,000         58,245         57,500
Harley Davidson (A)............................                     15,000        384,275        401,250
Oxford Resources Corp. CL A (A)................                     16,000        416,416        420,000
                                                                              -----------    -----------
                                                                                  858,936        878,750

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
COMMON STOCKS -- CONSUMER CYCLICAL (continued)
Auto Parts.....................................       0.60%
Magna International (A)........................                     10,200    $   439,015    $   441,150
Household Products.............................       0.71%
Aptargroup, Inc. (A)...........................                      2,000         51,000         68,500
Dept 56, Inc. (A)..............................                     10,000        406,037        453,750
                                                                              -----------    -----------
                                                                                  457,037        522,250
Retail -- Specialty............................       1.79%
General Nutrition Co. (A)......................                     40,000        591,969        995,000
Pep Boys -- Manny, Mo, Jack....................                      4,000        122,490         87,500
Talbots Inc. (A)...............................                      6,300        258,294        152,775
Walgreen Co. ..................................                      3,000         67,144         85,500
                                                                              -----------    -----------
                                                                                1,039,897      1,320,775
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- CONSUMER CYCLICAL.......       4.67%                     2,957,745      3,444,800
COMMON STOCKS -- CONSUMER NON-DURABLE
Communications & Media.........................       3.07%
Clear Channel Communications (A)...............                      4,000        230,240        328,000
Cox Communications Inc. A NEW (A)..............                     35,000        707,130        656,250
Evergreen Media Corp. CL A (A).................                      5,300        151,050        144,425
Panamsat Corp. (A).............................                     22,000        356,500        332,750
SFX Broadcasting Inc. -- CL A (A)..............                     15,000        392,212        405,000
Time Warner Inc. ..............................                      4,000        163,677        146,000
Tribune Co. ...................................                      4,000        252,184        252,500
                                                                              -----------    -----------
                                                                                2,252,993      2,264,925
Cosmetic & Soap................................       0.38%
Procter & Gamble...............................                      3,500        245,248        283,500
Drugs..........................................       6.51%
Abbott Labs....................................                     16,000        625,336        636,000
Becton Dickinson Co. ..........................                     10,000        574,350        650,000
Johnson & Johnson Co. .........................                     16,000      1,067,710      1,304,000
Merck & Co. ...................................                      8,000        341,855        460,000
Pfizer Inc. ...................................                     14,000        672,167        803,250
Schering Plough Corp. .........................                      6,000        230,805        321,750
Watson Pharmaceuticals Inc. (A)................                     14,000        450,413        626,500
                                                                              -----------    -----------
                                                                                3,962,636      4,801,500
Entertainment & Leisure........................       0.45%
Viacom Inc. Class A (A)........................                      1,000         44,966         49,750
Viacom Inc. Class B (A)........................                      5,600        251,561        280,000
                                                                              -----------    -----------
                                                                                  296,527        329,750

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
COMMON STOCKS -- CONSUMER NON-DURABLE (continued)
Food, Beverage & Tobacco.......................       1.14%
Archer-Daniels-Midland Company.................                     13,125    $   237,625    $   211,641
Pepsico, Inc. .................................                     12,000        546,706        633,000
                                                                              -----------    -----------
                                                                                  784,331        844,641
Health Care....................................       0.71%
Medisense Inc. (A).............................                      7,000        140,437        149,625
Omega Healthcare Investors.....................                      2,000         48,500         50,750
Orthodontic Centers of America (A).............                     10,000        173,750        320,000
                                                                              -----------    -----------
                                                                                  362,687        520,375
Health Care Service............................       0.92%
Medpartners Inc. (A)...........................                      2,500         32,500         70,000
Occusystems Inc. (A)...........................                      9,400        149,274        194,463
United Healthcare Corp. (A)....................                      7,800        358,978        414,375
                                                                              -----------    -----------
                                                                                  540,752        678,838
Hospital Supply & Service......................       0.48%
Emcare Holdings Inc. (A).......................                      3,000         33,000         69,000
Inphynet Medical Management (A)................                     16,000        272,375        288,000
                                                                              -----------    -----------
                                                                                  305,375        357,000
Office Product.................................       0.19%
BT Office Products (A).........................                     11,000        131,790        141,625
Printing & Publishing..........................       0.23%
Mail-Well Inc. (A).............................                     15,000        210,000        172,500
Travel & Recreation............................       1.25%
Walt Disney Co. ...............................                     16,000        879,969        922,000
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- CONSUMER NON-DURABLE....      15.34%                     9,972,308     11,316,654
COMMON STOCKS -- ENERGY
Oil & Gas -- Domestic..........................       0.61%
Amoco Corp. ...................................                      7,000        447,982        447,125
Oil & Gas -- International.....................       0.36%
Mobil Corp. ...................................                      2,000        178,745        201,500
Royal Dutch Petroleum -- ADR...................                        500         53,030         61,438
                                                                              -----------    -----------
                                                                                  231,775        262,938
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- ENERGY..................       0.96%                       679,757        710,063

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
COMMON STOCKS -- MANUFACTURING
Chemical.......................................       1.01%
Dupont De Nemours & Co. .......................                     12,000    $   765,795    $   748,500
Computer.......................................       0.55%
EMC Corp. Massachusetts (A)....................                     19,200        332,259        297,600
MICROCOM Inc. (A)..............................                      5,000         78,000        109,375
                                                                              -----------    -----------
                                                                                  410,259        406,975
Miscellaneous..................................       1.51%
Applied Materials Inc. (A).....................                     10,000        518,026        501,250
Silicon Valley Group Inc. (A)..................                     14,000        404,338        453,250
WATSCO Inc. ...................................                      3,750         40,171         62,344
WATSCO Inc. Class B............................                      6,000         63,740         98,250
                                                                              -----------    -----------
                                                                                1,026,275      1,115,094
Non Ferrous Metal..............................       0.41%
Reynolds Metals................................                      6,000        309,949        302,250
Office Equipment...............................       0.47%
Boise Cascade Office Products (A)..............                      9,500        248,920        343,185
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- MANUFACTURING...........       3.95%                     2,761,198      2,916,004
COMMON STOCKS -- SERVICE
Business.......................................       0.46%
Avid Tech Inc. (A).............................                      7,800        302,025        341,250
Distributor....................................       0.66%
Alco Standard Corp. ...........................                      5,500        392,080        486,750
Miscellaneous..................................       0.61%
ADT, Ltd. (A)..................................                     28,000        386,680        392,000
ITT Corp. .....................................                        500         41,071         61,250
                                                                              -----------    -----------
                                                                                  427,751        453,250
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- SERVICE.................       1.74%                     1,121,856      1,281,250
COMMON STOCKS -- TECHNOLOGY
Aerospace Aircraft.............................       0.13%
Simula Inc. (A)................................                      4,500         57,180         98,438
Business -- Mechanics & Software...............       3.27%
Compaq Computers Corp. (A).....................                      5,500        218,892        306,625
Network General Corp. (A)......................                     10,500        305,315        435,750

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
COMMON STOCKS -- TECHNOLOGY (continued)
Business -- Mechanics & Software (continued)
Sun Microsystems (A)...........................                      8,100    $   485,675    $   631,800
Xerox Corp. ...................................                      8,000        952,455      1,038,000
                                                                              -----------    -----------
                                                                                1,962,337      2,412,175
Business -- Service............................       1.28%
First Data (A).................................                     14,273        709,415        943,809
Electronics....................................       2.76%
Charter Power Systems Inc. (A).................                      8,000        216,000        200,000
Gemstar International Group (A)................                     11,500        138,000        240,063
Hewlett-Packard Co. ...........................                     10,000        809,978        926,250
Motorola Inc. .................................                      9,000        670,165        590,625
Nimbus Co International Inc. (A)...............                     10,000         70,000         80,000
                                                                              -----------    -----------
                                                                                1,904,143      2,036,938
Miscellaneous..................................       0.13%
Cherry Corp. Class A (A).......................                        500          6,250          6,250
Keane, Inc. (A)................................                      1,400         31,891         37,800
Three Five Systems Inc. (A)....................                      3,000         79,429         54,375
                                                                              -----------    -----------
                                                                                  117,570         98,425
Software.......................................       3.32%
HCIA Inc. (A)..................................                      7,900        225,150        215,275
Informix Corp. (A).............................                     15,000        372,810        436,875
Intersolv (A)..................................                      8,500        178,626        133,875
Mcafee Associates Inc. (A).....................                     12,700        636,511        739,775
SPSS Inc. (A)..................................                      8,000        125,504        135,000
Sterling Software, Inc. (A)....................                     16,000        663,900        738,000
Transaction Systems Archit-A (A)...............                      2,000         30,000         52,000
                                                                              -----------    -----------
                                                                                2,232,501      2,450,800
Telecommunication..............................       2.98%
Bell & Howell Holdings Co. (A).................                     39,000        809,793        975,000
Echostar Communications -- A (A)...............                      8,000        139,000        116,000
U S Robotics (A)...............................                     12,000        646,655      1,110,000
                                                                              -----------    -----------
                                                                                1,595,448      2,201,000
                                                                              -----------    -----------
TOTAL COMMON STOCKS --
  TECHNOLOGY...................................      13.88%                     8,578,594     10,241,585
COMMON STOCKS -- TRANSPORTATION
Railroad.......................................       0.09%
Union Pacific Corp. ...........................                      1,000         62,660         65,375
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- TRANSPORTATION..........       0.09%                        62,660         65,375

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
COMMON STOCKS -- TRANSPORTATION (continued)
COMMON STOCKS -- UTILITY
Telephone......................................       0.31%
AT&T Corp. ....................................                        500    $    26,217    $    32,000
Worldcom Inc. (A)..............................                      6,000        181,500        195,750
                                                                              -----------    -----------
TOTAL COMMON STOCKS -- UTILITY.................       0.31%                       207,717        227,750
                                                                              -----------    -----------
COMMON STOCKS -- GRAND TOTAL...................      45.40%                    29,416,277     33,496,919
DEMAND NOTES
Utility -- Electrical..........................       0.04%
Wisconsin Electric Demand Note
  5.5082% due December 31, 2031................                     32,235         32,235         32,235
                                                                              -----------    -----------
TOTAL DEMAND NOTES.............................       0.04%                        32,235         32,235
COMMERCIAL PAPER
Asset Back Security............................       0.68%
Asset Securitization Corp.
  5.73% due November 15, 1995..................                    500,000        498,886        498,886
Auto & Truck...................................       1.83%
Associates Corp. of North Amer.
  5.7445% due November 29, 1995................                    350,000        350,000        350,000
General Electric Capital Corp.
  5.7639% due November 17, 1995................                    500,000        500,000        500,000
Household Finance Corp.
  5.7666% due November 2, 1995.................                    500,000        500,000        500,000
                                                                              -----------    -----------
                                                                                1,350,000      1,350,000
Finance -- Miscellaneous.......................       1.26%
American Express CR. Corp. CP
  5.7906% due November 15, 1995................                    530,000        530,000        530,000
Ford Motor Credit
  5.7455% due November 6, 1995.................                    100,000        100,000        100,000
  5.7657% due December 1, 1995.................                    300,000        300,000        300,000
                                                                              -----------    -----------
                                                                                  930,000        930,000
Household Product..............................       0.72%
Illinois Tool Works
  5.73% due November 7, 1995...................                    535,000        534,489        534,489
                                                                              -----------    -----------
TOTAL COMMERCIAL PAPER.........................       4.49%                     3,313,375      3,313,375

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
REPURCHASE AGREEMENTS
Beneficial Corp................................       0.68%
  5.7888% due November 10, 1995................                    500,000    $   500,000    $   500,000
                                                                              -----------    -----------
TOTAL REPURCHASE AGREEMENTS....................       0.68%                       500,000        500,000
U.S. GOVERNMENT SECURITIES
U.S. Government Agencies.......................       9.54%
FHLMC Disc Notes
  5.63% due November 1, 1995...................                  1,535,000      1,535,000      1,535,000
  5.62% due November 6, 1995...................                  2,785,000      2,782,826      2,782,826
  5.64% due November 30, 1995..................                  2,735,000      2,722,574      2,722,574
                                                                              -----------    -----------
                                                                                7,040,400      7,040,400
U.S. Treasury..................................      35.95%
Treasury Notes
  6.00% due August 31, 1997....................                  2,500,000      2,509,294      2,514,842
  7.1250% due September 30, 1999...............                    200,000        198,991        209,312
  7.75% due January 31, 2000...................                    500,000        502,092        535,938
  6.875% due March 31, 2000....................                  2,500,000      2,500,543      2,603,125
  6.25% due May 31, 2000.......................                    500,000        506,128        508,438
  6.125% due July 31, 2000.....................                  2,000,000      1,997,034      2,024,374
  6.25% due August 31, 2000....................                  3,000,000      3,027,648      3,051,560
  6.375% due August 15, 2002...................                    100,000         97,513        102,500
  7.25% due August 15, 2004....................                  2,000,000      2,014,058      2,165,624
  7.8750% due November 15, 2004................                    450,000        453,647        507,234
  6.50% due May 15, 2005.......................                  2,500,000      2,522,911      2,588,280
  6.50% due August 15, 2005....................                  4,500,000      4,636,918      4,660,313
Treasury Bills
  6.25% due August 15, 2023....................                    500,000        410,592        489,063
  7.625% due February 15, 2025.................                  3,000,000      3,367,642      3,484,685
  6.875% due August 15, 2025...................                  1,000,000        997,983      1,073,437
                                                                              -----------    -----------
                                                                               25,742,994     26,518,725
                                                                              -----------    -----------
TOTAL U.S. GOVERNMENT SECURITIES...............      45.49%                    32,783,394     33,559,125
CORPORATE BONDS
Bank & Bank Holding Co.........................       0.27%
Huntington National
  6.75% due June 15, 2003......................                    100,000         93,763        100,079
NationsBank Corp.
  5.375% due December 1, 1995..................                    100,000         99,940         99,940
                                                                              -----------    -----------
                                                                                  193,703        200,019
Chemical.......................................       0.14%
Rhone-Poulenc
  6.75% due October 15, 1999...................                    100,000         97,210        100,958

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
CORPORATE BONDS (continued)
Communications & Media.........................       0.16%
Bell Atlantic
  5.37% due July 13, 1998......................                    120,000    $   114,776    $   117,965
Electronics....................................       0.21%
Union Pacific
  7.00% due June 15, 2000......................                    150,000        148,940        153,981
Finance Company................................       0.34%
Commercial Credit
  6.00% due June 15, 2000......................                    150,000        142,531        148,334
Norwest Financial Inc.
  6.25% due February 15, 1997..................                    100,000         99,542        100,215
                                                                              -----------    -----------
                                                                                  242,073        248,549
Food, Beverage & Tobacco.......................       0.13%
Canandaigua Wine
  8.75% due December 15, 2003..................                    100,000         98,748         99,250
Health Care....................................       0.13%
Gillette Company
  5.75% due October 15, 2005...................                    100,000         87,526         95,562
Investment Company.............................       0.14%
Dean Witter Discover
  6.875% due March 1, 2003.....................                    100,000         93,944        102,027
Metal & Mineral................................       0.27%
Aluminum Co. of America
  5.75% due February 1, 2001...................                    100,000         93,327         97,580
Federated Dept. Stores
  9.72% due February 15, 2004..................                    100,000         99,077         99,500
                                                                              -----------    -----------
                                                                                  192,404        197,080
Miscellaneous..................................       0.65%
Ann Taylor, Inc. Sub Notes
  8.75% due June 15, 2000......................                    100,000         97,349         81,000
Argosy Gaming Co.
  12.00% due June 1, 2001......................                    100,000        100,000         97,750
CitiCorp Sub NTS
  7.1250% due March 15, 2004...................                    100,000         98,878        102,842
Merck & Co.
  7.75% due May 1, 1996........................                    100,000        100,631        100,983

                        Aon Asset Management Fund, Inc.

                                                  PERCENTAGE    PRINCIPAL
                                                      OF        AMOUNT OR
                                                  NET ASSETS      SHARES         COST           VALUE
                                                  ----------    ----------    -----------    -----------
FLEXIBLE ASSET ALLOCATION PORTFOLIO (CONTINUED)
CORPORATE BONDS (continued)
Miscellaneous (continued)
Pep Boys Notes Non-Callable
  6.6250% due May 15, 2003.....................                    100,000    $    91,838    $    99,454
                                                                              -----------    -----------
                                                                                  488,696        482,029
Paper & Forest Product.........................       0.14%
International Paper Co.
  7.50% due May 15, 2004.......................                    100,000         98,759        106,202
Retail Trade...................................       0.14%
Black & Decker -- Notes nonCall
  6.625% due November 15, 2000.................                    100,000         95,057        100,325
                                                                              -----------    -----------
TOTAL CORPORATE BONDS..........................       2.72%                     1,951,836      2,003,947
CONVERTIBLE SECURITIES
Liberty Property SSB Deb. conv
  8.00% due July 1, 2001.......................                     50,000         50,000         50,620
Morgan Stanley 7.0% "CSCO" PFO (A).............                      7,500        252,677        311,250
                                                                              -----------    -----------
TOTAL CONVERTIBLE SECURITIES...................       0.49%                       302,677        361,870
                                                                              -----------    -----------
TOTAL INVESTMENTS..............................      99.31%                   $68,299,794     73,267,471
                                                                               ==========
Cash and other assets less liabilities.........       0.69%                                      507,764
                                                                                             -----------
NET ASSETS.....................................     100.00%                                  $73,775,235
                                                                                              ==========

---------------

(A) Non income producing security

                         Notes to Financial Statements

                        Aon Asset Management Fund, Inc.

                          Year ended October 31, 1995

1.  DESCRIPTION OF ENTITY

     Aon Asset Management Fund, Inc. (the Fund) incorporated in Virginia on August 27, 1991 is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company whose shares are sold principally to affiliates of Aon Corporation. The Fund consists of two portfolios: the Money Market Portfolio and the Flexible Asset Allocation Portfolio. The Money Market Portfolio of the Fund is designated as a "Money Market Fund", and must adhere to the guidelines governing such funds as described in Rule 2a-7 of the Investment Company Act of 1940. Pursuant to that rule, the Money Market Portfolio maintains a constant net asset value of $1.00 per share on a daily basis. Dividends are declared daily and paid monthly for the Money Market Portfolio and declared and paid quarterly for the Flexible Asset Allocation Portfolio.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of the Fund used in the preparation of its financial statements.

          a) Security Valuation -- Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities traded in the over-the-counter market are stated at the last quoted bid price. The investments held by the Money Market Portfolio and debt instruments held by the Flexible Asset Allocation Portfolio that mature in 60 days or less are stated at amortized cost, which approximates fair value. The remaining investments held by the Flexible Asset Allocation Portfolio are stated at fair value.

          b) Investment Transactions and Income -- Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis and dividend income is reported on the ex-dividend date. Realized gains and losses on investment are determined on the first-in, first-out basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

          c) Distributions to Shareholders -- Distributions of net investment income and capital gains are determined in accordance with income tax regulations. The Fund has no material differences in book and tax income or cost of securities.

3.  INCOME TAXES

     The Fund intends to qualify as a "regulated investment company" under the provision of Sub-chapter M of the Internal Revenue Code of 1986 as amended, and thereby, under the provisions of the income tax laws available to regulated investment companies, be relieved of substantially all income taxes. Therefore, no provision has been made for Federal or state income taxes. The Flexible Asset Allocation Portfolio's accumulated net realized loss on sales of investments for the Federal income tax purposes at October 31, 1995 of $46,231 is available to offset future tax gains. If unused, this loss carryover expires in 2002.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Under the terms of an investment advisory contract with Aon Advisors, Inc., (Investment Advisor), a subsidiary of Aon Corporation, investment advisory fees will be deducted from the Fund daily and paid monthly at a rate of 0.35% of average daily net assets in the Money Market Portfolio and 0.75% of average daily net assets up to $250 million, 0.65% of average daily net assets on the next $250 million, and 0.50% of average daily net assets in excess of $500 million in the Flexible Asset Allocation Portfolio. Effective April 26, 1995, the investment advisory contract was amended to change the investment advisory fees in the Flexible

                        Aon Asset Management Fund, Inc.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED) Asset Allocation Portfolio. The amended investment advisory fees are equal to 0.70% of average daily net assets up to $250 million, 0.60% of average daily net assets on the next $250 million, and 0.50% of average daily net assets in excess of $500 million in the Flexible Asset Allocation Portfolio. The Investment Advisor has agreed to waive 0.25% of the advisory fee for the Money Market Portfolio for a net rate of 0.10% on a daily basis.

     The Investment Advisor provides administrative services to the Fund and manages its business affairs, including personnel, facilities and equipment and all legal, accounting and other costs incurred in the organization of the Fund. Expenses of the Fund are subject to reimbursement to the extent that ordinary business expenses of the Fund (including the advisory fees but excluding interest, taxes, brokerage commissions, and extraordinary expenses) in any year exceed 1.0% of the aggregate average daily net assets of the Money Market Portfolio, and 1.25% of the aggregate net asset in the Flexible Asset Allocation Portfolio.

     To assist in the administration of the Fund, the Investment Advisor has entered into an administrative contract with Forth Financial Securities Corporation ("FFSC"), an affiliate of Aon Corporation, to provide certain administrative services for the Fund. Under this agreement, the Investment Advisor will pay FFSC an annual fee of $25,000 plus 0.05% of the average daily net assets of the Fund's portfolios.

     Certain officers and directors of the Fund were also officers and directors of the Investment Advisor and The Life Insurance Company of Virginia an indirect wholly-owned subsidiary of Aon and parent company of FFSC. During the year ended October 31, 1995, the Fund made payments totaling $25,002 ($12,501 per portfolio) to unaffiliated directors of the Money Market Portfolio and the Flexible Asset Allocation Portfolio.

     During 1994, an affiliate of the Investment Advisor purchased securities from the Money Market Portfolio, at an amount less than their current fair value resulting in a capital loss of $607,250. The Investment Advisor made a capital contribution of $607,250.

5.  COMPOSITION OF NET ASSETS

     At October 31, 1995, net assets of the Flexible Asset Allocation Portfolio consisted of:

    Common shares..........................................................   $68,849,955
    Accumulated net realized loss on sales of investments..................       (46,231)
    Unrealized appreciation on investments.................................     4,967,677
    Undistributed net investment income....................................         3,834
                                                                              -----------
    Net assets.............................................................   $73,775,235
                                                                              ===========

                        Aon Asset Management Fund, Inc.

6.  CAPITAL SHARE TRANSACTIONS

     At October 31, 1995, there were 3,000,000,000 shares of no par value common stock authorized in the Fund. The shares will be issued in the following classes and have the following designations:

                                     CLASS                                      SHARES
    -----------------------------------------------------------------------   -----------
    Class A (Money Market Portfolio).......................................   750,000,000
    Class B (Flexible Asset Allocation Portfolio)..........................   450,000,000
    Class C................................................................   400,000,000
    Class D................................................................   400,000,000
    Class E................................................................   250,000,000
    Class F................................................................   250,000,000
    Class G................................................................   250,000,000
    Class H................................................................   250,000,000

     A summary of capital stock transactions follows:

                                                                                  FLEXIBLE
                                                                                    ASSET
                                                             MONEY MARKET        ALLOCATION
                                                              PORTFOLIO           PORTFOLIO
                                                          ------------------    -------------
    Balance at October 31, 1993........................      412,067,946.750               --
    Shares sold........................................    4,231,505,926.180    1,000,000.000
    Shares issued to shareholders in reinvestment of
      dividends and distributions......................        3,932,861.420       21,494.102
                                                          ------------------    -------------
    Total issued.......................................    4,235,438,787.600    1,021,494.102
    Shares redeemed....................................   (4,236,594,456.020)              --
                                                          ------------------    -------------
    Net change in shares...............................       (1,155,668.420)   1,021,494.102
                                                          ------------------    -------------
    Balance at October 31, 1994........................      410,912,278.330    1,021,494.102
    Shares sold........................................    4,368,158,454.020    4,865,217.717
    Shares issued to shareholders in reinvestment of
      dividends and distributions......................         7,851,992.89      240,114.919
                                                          ------------------    -------------
    Total issued.......................................     4,376,010,446.91    5,105,332.636
    Shares redeemed....................................    (4,366,829,092.71)              --
                                                          ------------------    -------------
    Net change in shares...............................         9,181,354.20    5,105,332.636
                                                          ------------------    -------------
    Balance at October 31, 1995........................       420,093,632.53    6,126,826.738
                                                          ==================    =============

                        Aon Asset Management Fund, Inc.

7.  INVESTMENTS

     Purchases and sales of investment securities, excluding maturities, during the periods were as follows:

                                                                                  FLEXIBLE
                                                                  MONEY            ASSET
                                                                  MARKET         ALLOCATION
                                                                PORTFOLIO        PORTFOLIO
                                                              --------------    ------------
    PURCHASES
      U.S. Government and Agency Obligations...............   $           --    $ 34,194,530
      Corporate bonds......................................               --         199,000
      Commercial paper.....................................    9,874,922,480     193,988,108
      Common stock.........................................               --      47,796,532
                                                              --------------    ------------
    Total purchases........................................   $9,874,922,480    $276,178,170
                                                              ==============    ============
    SALES
      U.S. Government and Agency Obligations...............   $           --    $  1,105,000
      Corporate bonds......................................               --         618,015
      Commercial paper.....................................      174,419,896      16,081,762
      Common stock.........................................               --      24,282,256
                                                              --------------    ------------
    Total Sales............................................   $  174,419,896    $ 42,087,033
                                                              ==============    ============

     At October 31, 1995, based on cost for federal income tax purposes, net unrealized appreciation of portfolio securities consisted of the following:

                                                                               FLEXIBLE ASSET
                                                                                 ALLOCATION
                                                                                 PORTFOLIO
                                                                               --------------
    Appreciated Securities..................................................     $5,619,765
    Depreciated Securities..................................................       (652,088)
                                                                                 ----------
    Net unrealized appreciation.............................................     $4,967,677
                                                                                 ==========

8.  OTHER MATTERS

     In September 1995, Aon Corporation announced its intention to sell The Life Insurance Company of Virginia. The sale of The Life Insurance Company of Virginia will probably include other Richmond based operations, including Forth Financial Securities Corporation, the fund's principal underwriter.

                              Financial Highlights

                        Aon Asset Management Fund, Inc.

                                                                                    ***
   MONEY MARKET PORTFOLIO           1995            1994            1993            1992
                                ------------    ------------    ------------    ------------
Net asset value at beginning
  of period..................          $1.00           $1.00            1.00            1.00
Investment income............            .06             .04             .03             .03
Expenses.....................              *               *               *               *
                                       -----           -----           -----           -----
Net investment income........            .06             .04             .03             .03
Net realized gains (losses)
  on sale of investments.....              *               *               *               *
                                       -----           -----           -----           -----
Income from operations.......            .06             .04             .03             .03
Dividends paid to
  shareholders from:
  Net investment income......          (.06)           (.04)           (.03)           (.03)
  Net realized gain (loss)...              *               *               *               *
                                       -----           -----           -----           -----
                                       (.06)           (.04)           (.03)           (.03)
Contribution of capital......             --               *              --              --
                                       -----           -----           -----           -----
Increase in net asset
  value......................            .00             .00             .00             .00
Net asset value at end of
  period.....................          $1.00           $1.00           $1.00           $1.00
Total return.................           5.79%           3.73%           3.10%           3.57%
Ratios:
Ratio of operating expenses
  to average net assets......           0.14%**         0.15%**         0.17%**         0.25%**
Ratio of net investment
  income to average net
  assets.....................           5.79%**         3.73%**         3.10**          3.57**
Net assets at end of
  period.....................   $420,093,633    $410,912,278    $412,067,947    $399,075,531

---------------

  *  Less than $0.01 per share

 ** The Investment Advisor has agreed for the first four years of the Portfolio's operations to waive a portion of its advisory fees. Absent this agreement, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been .39% and 5.54% for 1995, .40% and 3.48% for 1994, .42% and 2.85% for 1993 and .50% and 3.32%
     for 1992, respectively.

*** For the period January 23, 1992 (commencement of operations) to October 31, 1992. Amounts for 1992 have been determined on an annualized basis.

                        Aon Asset Management Fund, Inc.

                                                                                  PERIOD FROM
                                                                                   MARCH 1,
                                                                   YEAR ENDED       1994 TO
                                                                   OCTOBER 31,    OCTOBER 31,
FLEXIBLE ASSET ALLOCATION PORTFOLIO                                   1995           1994
                                                                   -----------    -----------
Net asset value at beginning of period..........................        $ 9.97         $10.00
Investment income...............................................           .32            .25
Expenses........................................................          (.08)          (.08)
                                                                        ------         ------
Net investment income...........................................           .24            .17
Net realized gains (losses) on sale of investments..............           .66           (.05)
Net unrealized appreciation (depreciation) on investments.......          1.75            .06
                                                                        ------         ------
Income from operations..........................................          2.65            .18
Dividends paid to shareholders from:
  Net investment income.........................................          (.24)          (.16)
  Net realized gains (loss).....................................          (.34)          (.05)
                                                                        ------         ------
                                                                          (.58)          (.21)
                                                                        ------         ------
Increase (decrease) in net asset value..........................          2.07           (.03)
Net asset value at end of period................................         12.04           9.97
Total return....................................................         26.92%          1.84%
Ratios:
  Ratio of operating expenses to average net assets.............           .96%          1.25%*
  Ratio of net investment income to average net assets..........          2.73%          2.63%*
  Portfolio turnover............................................         95.17%         64.36%
Net assets at end of period.....................................   $73,775,235    $10,189,125

---------------

* Ratios have been determined on an annualized basis.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements

        1. Report of the Independent Auditors

        2. Statement of Assets and Liabilities.

        3. Statement of Operations.

        4. Statement of Changes in Net Assets.

        5. Portfolio of Investments.

        6. Notes to Financial Statements.

     (b) Exhibits:

        1. Amended and Restated Articles of Incorporation.*

        2. Amended and Restated By-Laws of Registrant.*

        3. None.

        4. None.

        5. (a) Investment Advisory Agreement for the Money Market Portfolio.**


           (b) Investment Advisory Agreement for the Flexible Asset Allocation Portfolio.***



        6. Amended Distribution Agreement between Registrant and Forth Financial Securities Corporation.***


        7. None.

        8. Amended Custody Agreement between Registrant and First Star Trust Company.**

        9. (a) Amended Administration Agreement among Registrant, Aon Advisors, Inc., and Forth Financial Securities Corporation.**

           (b) Amended Transfer Agency Agreement between Registrant and First Star Trust Company.**

           (c) Amended Accounting Servicing Agreement between Registrant and First Star Trust Company.**

       10. Opinion and Consent of George H. Parsons, Esq. concerning the legality of the securities to be issued.****


       11. (a) Consent of Ernst & Young LLP.


           (b) Consent of Sutherland, Asbill & Brennan.

       12. None.

       13. Form of Investment Commitment Letter for Initial Capital.****

       14. None.

       15. None.

       16. Schedule for Computation of Performance Calculations. ****

       17. Powers of Attorney.****
---------------
   * Incorporated herein by reference to post-effective amendment No. 3 to the Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Commission on December 16, 1993.
  ** Incorporated herein by reference to post-effective amendment No. 4 to Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Commission on February 25, 1994.

 *** Incorporated herein by reference to post-effective amendment No. 6 to Registrant's registration statement on Form N-1A, file No. 33-43133, filed with the Commission on June 25, 1995.

**** Incorporated herein by reference to pre-effective amendment No. 1 to the Registrant's registration statement on Form N-1A, File No. 33-43133, filed with the Securities and Exchange Commission on December 5, 1991.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     The Registrant is a Virginia corporation organized on August 27, 1991. Aon Corporation, a corporation organized under the laws of the State of Delaware, and its wholly-owned subsidiaries, have provided the initial investment in both Portfolios of the Fund and own a substantial percentage of each class of the outstanding shares of the Fund. The information regarding persons under common control with the Registrant is provided in the following organization chart for Aon Corporation.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.

                                                                 NUMBER OF RECORD HOLDERS
                            TITLE OF CLASS                        AS OF DECEMBER 31, 1995
        ------------------------------------------------------   -------------------------
        Capital Stock -- Class A                                            157
          (Money Market Portfolio)............................
        Capital Stock -- Class B                                             23
          (Flexible Asset Allocation Portfolio)...............

ITEM 27.  INDEMNIFICATION.

     See Article NINTH of the Registrant's Amended and Restated Articles of Incorporation, filed as Exhibit 1 to this Registration Statement, which provision is incorporated herein by reference, and Article VII of the By-Laws of the Registrant, filed as Exhibit 2 to the Registration Statement, which provision is incorporated herein by reference.

     The Investment Advisory Agreements between the Registrant and AON Advisers, Inc. ("Advisor") both provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Advisor (or its officers, directors, agents, employees, controlling persons, shareholders, and any other person or entity affiliated with the Advisor or retained by it to perform or assist in the performance of its obligations under the Investment Advisory Agreements), neither the Advisor nor any of its officers, directors, employees or agents shall be subject to liability to the Registrant or to any shareholder or to any other person with a beneficial interest in the Registrant for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreements, including without limitation any error of judgment or mistake of law or for any loss suffered by the Registrant or any shareholder or other person in connection with the matters to which these Agreements relate, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

     In addition, the Registrant intends to maintain a directors and officers "errors and omissions" liability insurance policy under which the Registrant and its directors and officers are named insureds.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

     The Registrant's investment advisor, Aon Advisors, Inc., is a wholly-owned subsidiary of Aon Corporation. Aon Advisors, Inc. offers its investment advisory services to subsidiaries and affiliates of Aon Corporation.

     Set forth below is a list of the principal officers of Aon Advisors, Inc., indicating each business, profession, vocation, or employment of a substantial nature in which each person has been engaged at any time during the past two fiscal years, for his or her own account or in the capacity of director, officer, partner or trustee.

    NAME AND POSITION WITH                        OTHER BUSINESS, PROFESSION,
      AON ADVISORS, INC.                            VOCATION, OR EMPLOYMENT
------------------------------   -------------------------------------------------------------
Michael A. Conway.............   Director and President, Aon Advisors, Inc., since 1990;
Director and President           Director and Senior Vice President -- Investments, Combined
                                 Insurance Company of America, since 1990; Senior Vice
                                 President and Senior Investment Officer, Aon Corporation,
                                 since 1990.
Lawrence R. Miller............   Executive Director, Aon Advisors, Inc., since 1987; Vice
Senior Executive Director        President -- Investments, Combined Insurance Company of
                                 America, since 1978.
John J. Palmer................   Director, Life of Virginia, since 1986; President, Life of
Director                         Virginia Series Fund, Inc., since 1986; Senior Vice
                                 President, Life of Virginia, since 1980; President, Aon Asset
                                 Management Fund, Inc. since 1991; President, Forth Financial
                                 Securities Corporation, since 1992.
Jerry G. Overman..............   Vice President, Life of Virginia Series Fund, Inc., since
Treasurer                        1986; Director of Investment Services, Aon Advisors, Inc.,
                                 since 1985; Treasurer, Life of Virginia, since 1988.
Mark B. Burka.................   Executive Director, Aon Advisors, Inc., since 1990; Vice
Executive Director               President -- Investments, Combined Insurance Company of
                                 America, since 1984.
Pendleton M. Shiflett, III....   Vice President, Life of Virginia, since 1988; Executive
Executive Director               Director, Aon Advisors, Inc., since 1990.
Jerome I. Baer................   Vice President -- Taxes of Aon Corporation since 1989. Mr.
Director -- Taxes                Baer also holds executive positions with a number of Aon
                                 Corporation subsidiaries.

    NAME AND POSITION WITH                        OTHER BUSINESS, PROFESSION,
      AON ADVISORS, INC.                            VOCATION, OR EMPLOYMENT
------------------------------   -------------------------------------------------------------
Linda L. Lanam................   Corporate Secretary, Life of Virginia and other Aon
Secretary                        Corporation affiliates since 1992; Vice President and Senior
                                 Counsel, Life of Virginia since 1989.

ITEM 29.  PRINCIPAL UNDERWRITERS.

     (a) Forth Financial Securities Corporation, the principal underwriter for Registrant, also acts as the principal underwriter for Life of Virginia Separate Account I, Life of Virginia Separate Account II, Life of Virginia Separate Account III, and Life of Virginia Separate Account 4.

     (b) Affiliations of Directors and Officers:

                                  POSITIONS WITH                POSITIONS WITH
          NAME                PRINCIPAL UNDERWRITER               REGISTRANT
-------------------------    ------------------------    -----------------------------
John J. Palmer               President and Director      President and Director
Wallace L. Chandler          No position held            Director
John E. Leard                No position held            Director
Robert P. Martin, Jr.        No position held            Director
J. Clifford Miller, III      No position held            Director
Lawrence R. Miller           No position held            Vice President and Director
J. Garnett Nelson            No position held            Director
Lee A. Putney                No position held            Director

     (c) Inapplicable.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder and Rule 2a-7 under the 1940 Act will be maintained at the offices of the Registrant, the Registrant's custodian, Firstar Trust Company, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, or the Registrant's investment advisor, Aon Advisors, Inc., 123 North Wacker Drive, Chicago, Illinois 60606.

ITEM 31.  MANAGEMENT SERVICES.

     Inapplicable.

ITEM 32.  UNDERTAKINGS.

     (a) Inapplicable.

     (b) Inapplicable.

     (c) The Registrant hereby undertakes to furnish, upon request and without charge, to each person to whom a prospectus for the Flexible Asset Allocation Portfolio is delivered a copy of the Registrant's latest annual report to shareholders.

     (d) The Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon any question of removal of a director or directors, and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment number 6 to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Henrico, Commonwealth of Virginia, on the 20th day of February, 1996.


                                          AON ASSET MANAGEMENT FUND, INC.


                                          By          /s/ JOHN J. PALMER
                                            ------------------------------

                                                       John J. Palmer
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       /s/ JOHN J. PALMER              In his own capacity as President and           2/20/96
-------------------------------------  Director, and as Attorney-in-fact for each
           John J. Palmer              of the following Directors and Officers of
                                       the Registrant*

      /s/ SCOTT R. REEKS               Principal Accounting Officer, Principal        2/20/96
-------------------------------------  Financial Officer and Treasurer
          Scott R. Reeks

                   *                   Director                                       2/20/96
-------------------------------------
          J. Garnett Nelson

                   *                   Director                                       2/20/96
-------------------------------------
         Wallace L. Chandler

                   *                   Director                                       2/20/96
-------------------------------------
            John E. Leard

                   *                   Director                                       2/20/96
-------------------------------------
          Robert P. Martin

                   *                   Director                                       2/20/96
-------------------------------------
       J. Clifford Miller, III

                   *                   Director                                       2/20/96
-------------------------------------
         Lawrence R. Miller

                   *                   Director                                       2/20/96
-------------------------------------
            Lee A. Putney